As filed with the Securities and Exchange Commission on May 9, 2025

Securities Act File No. 333-284356
1940 Act File No.  811-24042

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	Pre-Effective Amendment No. 1
[ ]	Post-Effective Amendment No.

and

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]	Amendment No. 1

The Champion Fund
(Exact Name of Registrant as Specified in Charter)

2000 Central Ave.
Boulder, Colorado 80301
(Address of Principal Executive Offices)

1-888-577-7987
(Registrant’s Telephone Number)

Jesse Randall
2000 Central Ave.
Boulder, Colorado 80301
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

PRELIMINARY PROSPECTUS

Subject to completion, dated May 9, 2025

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Champion Fund

[●], 2025

The Champion Fund (the “Fund”) is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that operates as an “interval fund.”

The Fund’s investment objective is to achieve long-term capital appreciation through a strategically managed portfolio that provides investors with exposure to venture capital and private equity investments. In seeking to achieve its investment objective, the Fund intends to primarily invest over time in the in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private operating companies, which are expected to include mid- and late-stage venture-backed companies and middle-market private equity-backed companies. For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other liquid credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds.

The Fund operates as an “interval fund” pursuant to which it will, subject to applicable law, conduct semiannual repurchase offers for 5% of the Fund’s outstanding shares (“Shares”) at net asset value (“NAV”). Semiannual Share repurchases will occur in the months of [●] and [●] each year, commencing with the first repurchase scheduled for [●] 2025. The Fund will provide written notification of each repurchase offer to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer), and Shares will be repurchased by the Fund at the NAV calculated no later than the 14th day (or the next business day if the 14th day is not a business day) after such repurchase request deadline (the “Repurchase Pricing Date”). Repurchase proceeds will be paid to shareholders tendering Shares, less any early repurchase fee, no later than seven days after the Repurchase Pricing Date. See “Share Repurchases.”

The Fund will not be required to repurchase Shares at a shareholder’s option, and Shares are not exchangeable for interests, shares, or units of any investment of the Fund. Repurchase offers may be oversubscribed, with the result that Fund shareholders may only be able to have a portion of the Shares they tender repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. For this reason, the Shares are not readily marketable. Although the Fund will make semiannual repurchase offers to repurchase a limited portion of its Shares to try to provide some liquidity to shareholders (with the first such repurchase offer scheduled for [●] 2025), investors should consider the Shares to be illiquid. See “Risks—Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks” in this prospectus for more information.

Investing in Shares involves certain risks, including the potential loss of the entire principal amount that you invest. See the “Risks” section of this prospectus for more information. You should carefully consider these risks, together with all other information contained in this prospectus, before deciding whether to invest in the Shares.

●	The Fund has no operating history.

●	Shares are not listed for trading on any securities exchange, and you should not expect to be able to sell Shares in a secondary market transaction. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted by the Fund Declaration of Trust. You should consider Shares of the Fund to be an illiquid investment.

●	Shares are not redeemable and will not be repurchased by the Fund at the shareholder’s option. The Fund does not intend to offer to repurchase Shares until [●] 2025. Starting in [●] 2025, the Fund will offer to repurchase 5% of its outstanding Shares twice each year.

●	The Fund has no intention to repurchase Shares outside of these semiannual repurchase offers that will begin in [●] 2025, and these repurchase offers may be oversubscribed.

●	If you tender your Shares for repurchase as part of a repurchase offer that is oversubscribed (i.e., because more than 5% of the Fund’s outstanding Shares are tendered for repurchase), the Fund will repurchase only a portion of the Shares that you tendered.

●	Because Shares are not listed on a securities exchange, and the Fund will only offer to repurchase 5% of its outstanding Shares twice a year starting in [●] 2025, you should not expect to be able to sell your Shares when and/or in the amount desired, regardless of how the Fund performs. As a result, you may be unable to reduce your exposure to the Fund during any market downturn.

●	The Fund is designed for long-term investors only. An investment in the Fund is unlikely to be suitable for you if you will need the money you invest in the Fund within a specified timeframe.

●	The amount of distributions that the Fund may pay, if any, is uncertain. There is no assurance that the Fund will be able to maintain a certain level of distributions to shareholders. A portion or all of any Fund distributions may consist of a return of capital.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

●	The Fund’s primary investments are expected to require several years to appreciate in value, and there is no assurance that such appreciation will ever occur.

●	Investing in the Shares may be speculative and involve a high degree of risk, including the potential loss of your entire investment in the Fund.

The Fund intends to offer its Shares in a continuous offering. The offering price for the Shares will be equal to the Fund’s then-current NAV per Share.

The Fund is offering its Shares directly, and has not retained an underwriter, dealer manager, or broker-dealer in connection with the offer and sale of its Shares. The minimum initial investment for Shares is currently $500, with a $[●] minimum for subsequent investments. The Fund may waive or modify these investment minimums from time to time.

Per Share
Public Offering Price	At current NAV(1)
Initial Sales Charge (Load)	None(2)
Proceeds to the Fund (Before Expenses)	Amount invested at current NAV(3)

(1)	Shares are offered on a continuous basis at an offering price equal to the Fund’s then-current NAV per Share. See “Plan of Distribution and the Fund’s Web App” for additional information.
(2)	Shares are not subject to any initial sales charges.
(3)	The Fund’s organization and offering costs for its initial 12-month period after launch are estimated to be approximately $[●]. The Fund will continue to incur ongoing offering costs associated with the Fund’s continuous offering of Shares. Organizational and offering costs of the Fund paid by the Fund’s [adviser, Sweater Industries LLC] – including with respect to marketing the Fund’s Shares – are generally subject to reimbursement by the Fund, subject to the Fund’s expense limitation agreement. See the “Fund Expenses” section of this prospectus for more information.

This prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest in the Shares. Please read this prospectus in its entirety before investing and keep it for future reference. The Fund has filed with the Securities and Exchange Commission (“SEC”) a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus.

We will also file annual, semiannual and quarterly reports, proxy statements, and other information about the Fund with the SEC. This information and the SAI will be available free of charge by contacting us at 2000 Central Ave., Boulder, Colorado 80301, by calling us toll-free at 1-888-577-7987, by emailing us at support@sweaterventures.com, or by accessing the Fund’s web application (“Web App”) available online at [●]. See “Prospectus Summary—Purchasing Shares; Sweater App” and “Plan of Distribution and the Fund’s Web App.” You may also contact us to request additional information about the Fund and to make shareholder inquiries through the Web App or by using the mailing address, telephone number, or email address listed above. The Fund’s SAI and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Table of Contents

Prospectus Summary	1
Summary of Fund Fees and Expenses	9
Financial Highlights	10
The Fund	10
Use of Proceeds	10
Investment Objective, Strategies, and Policies	11
Risks	13
Fund Management	30
Determination of Net Asset Value	32
Plan of Distribution and the Fund’s Web App	36
Share Repurchases	40
Borrowing	42
Distributions	43
Dividend Reinvestment Plan	43
Description of the Fund and its Shares	44
Fund Expenses	45
Tax Matters	46
Certain ERISA Matters	56
Certain Fund Service Providers	56
Privacy Notice	58

i

Prospectus Summary

This is only a summary of certain information contained in this prospectus relating to The Champion Fund (the “Fund”, “we,” “our” or “us”). This summary does not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”) prior to investing.

The Fund	The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund” and is making a continuous offering of its shares of beneficial interest (“Shares”).

Investment Objective and Strategies

The Fund’s investment objective is to is to achieve long-term capital appreciation through a strategically managed portfolio that provides investors with exposure to venture capital and private equity investments.

The Fund will seek to achieve its investment objective primarily through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating companies, which are expected to include mid- and late-stage venture-backed companies and middle-market private equity-backed companies. (collectively, “Portfolio Companies”). The Fund anticipates acquiring interests in Portfolio Companies both directly from the issuer, including through co-investing with other venture capital and private equity funds and other investors, and, to a lesser extent, from third party holders of these interests in secondary transactions. While not a primary strategy, the Fund anticipates that it may also, to a lesser extent, invest Fund assets in professionally managed private venture capital, private equity, and real estate funds (“Portfolio Funds”).

The Fund expects to target investments in companies that focus on sports and athletics, which may include:

●

Minority interests in sports teams, franchises, and leagues, including emerging sports leagues;

●

Sports technology, such as technology related to performance optimization (e.g., wearable tech and data analytics), fan engagement (e.g., augmented and virtual reality and fan interaction platforms), and operational intelligence (e.g., advance software solutions designed to improve decision-making for sports organizations);

●

Hospitality services and assets that connect sports, entertainment, and luxury, which may include interests in companies that hold real estate (such as hotels, restaurants, bars, condos, and similar properties around a sports stadium or other venue); and

●

Sports healthcare and medical innovations, such as sports medicine, health technology, and holistic care.

For liquidity management or in connection with implementation of changes in asset allocation (including following liquidation of an investment) or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other liquid credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Due to the nature of the private markets for the types of private equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund’s subadviser, with Champion Advisors LLC (the “Subadviser”), expects that it may take up to two years for the Fund to be primarily invested in Portfolio Companies.

Although the Fund intends to primarily target investments in the United States, the Fund has the flexibility to invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries, and intends to target primarily mid- and late-stage venture-backed companies and middle-market private equity-backed companies. The allocation of the Fund’s assets to different strategies and regions will largely depend on the maturity and depth of the venture- and private equity-backed markets in the applicable strategy or region.

For investments in Portfolio Companies, the Fund expects to generally hold these investments until a liquidity event with respect to the Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. However, we may determine to continue to hold the securities of a Portfolio Company after a liquidity event, or may sell such securities prior to a liquidity event. The Portfolio Funds in which the Fund anticipates it may invest are expected to generally be organized as limited liability companies or limited partnerships that rely on the exclusions from the definition of an investment company under Section 3(c)(1) or 3(c)(7) of the Investment Company Act. The Fund will invest no more than 15% of its net assets in Portfolio Funds that rely on the exclusion from the definition of an investment company under Sections 3(c)(1) or 3(c)(7) of the Investment Company Act.

Investment Adviser and Subadviser

Sweater Industries LLC is the Fund’s investment adviser (the “Adviser”). The Adviser has entered into a subadvisory agreement with the Subadviser, Champion Advisors LLC, pursuant to which the Subadviser will manage the Fund’s portfolio and make investment decisions on behalf of the Fund. The Adviser and the Subadviser are each registered as investment advisers with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser will receive from the Fund a management fee at an annual rate equal to 2.90% of the Fund’s average daily calculated net asset value (“NAV”), payable monthly in arrears. For its subadvisory services to the Fund, the Subadviser will receive a fee from the Adviser equal to [●]% of the Fund’s average calculated NAV, payable monthly in arrears.

The Adviser oversees the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Subadviser’s adherence to its investment style. The Adviser (not the Fund) pays the Subadviser out of the investment advisory fee that it receives from the Fund.

2

The Fund has entered into an Expense Limitation Agreement pursuant to which the [Adviser] has agreed to waive its management fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 4.90% of the Fund’s average daily net assets.

The [Adviser] is entitled to seek reimbursement from the Fund of management fees waived and/or Fund expenses paid or reimbursed by the [Adviser] for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the [Adviser], whichever is lower.

This contractual expense limitation will remain in effect through [●], 2026, the one-year anniversary of the date of this prospectus, unless the Fund’s Board of Trustees approves its earlier termination.

Board of Trustees	The Fund’s Board of Trustees (the “Board”) has overall responsibility for monitoring the Fund’s investment program and its management and operations. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or to the Adviser or the Subadviser.

Purchasing Shares; Sweater App

In order to open an account with the Fund and purchase Shares, you must first visit and create an account through the Fund’s web application, which is available at [●] (the “Web App”).

The Web App provides step-by-step instructions to open a new account and to fund your purchase of Shares. The application process is completed entirely through the Web App. To open an account and to be able to purchase Shares, you will need to link one of your bank accounts to your Web App account so that you may use electronic funds transfer from your bank account to buy Shares.

Once this process has been completed, and the Fund has accepted your application for a new account, you may submit orders to purchase Shares at any time through the Web App. However, Share purchases will only be processed on days the New York Stock Exchange is open, and the purchase price of such Shares will be based on the net asset value per Share next calculated after your completed purchase request and subscription funds are received. For more information, please see “Plan of Distribution and the Fund’s Web App.”

The minimum initial investment is $500, with a $[●] minimum for subsequent investments (excluding additional purchases made pursuant to the Fund’s dividend reinvestment plan). The Fund may waive or reduce these minimums in the discretion of the Adviser based on the Adviser’s consideration of various factors, including the investor’s overall relationship with the Adviser or the Subadviser. The Fund, in the sole discretion of the Adviser, may also aggregate the accounts of affiliated investors for purposes of determining satisfaction of these minimum investment amounts.

3

Use of Proceeds	The Fund will invest the proceeds from the sale of its Shares on an ongoing basis in accordance with the Fund’s investment objective and policies (as described in this prospectus), less Fund fees and expenses (including offering and marketing expenses). It is currently anticipated that, due to nature of the private markets for the types of direct equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within two years after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund expects to invest a substantial portion of the proceeds of the offering in short-term, high quality debt securities, money market securities (including money market funds), cash or cash equivalents, which may impact returns. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents, liquid fixed-income securities and other liquid credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds to meet operational needs and the Fund’s obligation to repurchase Fund shares. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in Portfolio Companies and Portfolio Funds.

Distributions; Dividend Reinvestment Plan

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income, if any, to its shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate.

Shareholders will automatically have all Fund dividends and distributions reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless a shareholder makes an election to receive cash by contacting the Fund’s Administrator and dividend reinvestment agent [●]. All correspondence concerning the Fund’s dividend reinvestment plan, including notice of the shareholder’s election not to participate in the dividend reinvestment plan, should be directed to the Fund’s Administrator in writing at the following mailing address: The Champion Fund c/o [●], [●]. Please see “Reinvestment Plan” below for additional information.

If you elect to receive dividends in cash, the Fund will typically transfer any Fund dividends through electronic funds transfer to the bank account you have linked to your Fund account through the Web App (although we may ask you to confirm your bank account information through the Web App before sending any cash dividends).

Periodic Repurchase Offers; Early Repurchase Fee	The Fund is not a liquid investment. No shareholder will have the right to require the Fund to repurchase the shareholder’s Shares.

4

The Fund is an interval fund and, as such, has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the Investment Company Act, with the first such repurchase offer scheduled for [●] 2025. Each semiannual repurchase offer will be for 5% of the Fund’s outstanding Shares at NAV (unless such offer is suspended or postponed in accordance with applicable law, as described below in “Share Repurchases—Suspension or Postponement of Repurchase Offers”).

Semiannual Share repurchases will occur in the months of [●] and [●] each year, commencing with the first repurchase scheduled for [●] 2025. The Fund will provide written notification of each repurchase offer to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s NAV will be calculated no later than the 14th day (or the next Business Day (as defined below) if the 14th day is not a Business Day) after the Repurchase Request Deadline. Payment for Shares repurchased pursuant to these offers will be made no later than seven days after the repurchase pricing date. Redemption proceeds will typically be sent by electronic funds transfer to the bank account the shareholder has linked through the Web App, although we may ask you to confirm your bank account information through the Web App before sending your redemption proceeds.

The Web App will provide instructions for submitting repurchase requests. All repurchase requests must be submitted through the Web App by the applicable Repurchase Request Deadline. See “Share Repurchases” for additional information.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the 5% repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to submit another repurchase request.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum Fund account balance of $500. This minimum may be changed or waived by the Board. Please see “Share Repurchases—Minimum Account Balance” below for additional information.

If you tender Shares and the Fund repurchases those Shares within 545 days (approximately 18 months) of the date you originally purchased those Shares, you will generally pay an early repurchase fee according to the following schedule:

Days after purchase	185	365	545	546 or more
Charge	2.0%	1.5%	0.5%	0.0%

The early repurchase fee will be based on the value of the Shares repurchased by the Fund. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund will not charge an early repurchase fee on Shares acquired through the Fund’s dividend reinvestment plan. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund. See “Share Repurchases—Early Repurchase Fee” below for additional information.

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Unlisted Closed-End Fund

The Fund’s Shares are not listed on any securities exchange and you should not expect to be able to sell Shares in a secondary market transaction regardless of how the Fund performs. Shareholders are also subject to transfer restrictions with respect to their Shares. The Fund is designed for long-term investors only and an investment in the Shares, unlike an investment in a traditional exchange-listed closed-end fund, should be considered illiquid.

An investment in Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be repurchased by the Fund at an investor’s option. And, unlike traditional listed closed-end funds, the Shares will not be listed on any securities exchange. You should consider your investment goals, time horizon, and risk tolerance before purchasing Shares.

Because the Shares are not listed on any securities exchange, are not expected to be traded in the secondary market, and are subject to transfer restrictions, shareholders should not expect to be able to dispose of their investment in the Fund except through the Fund’s semiannual repurchase offers (the first of which is scheduled for [●] 2025), which may be oversubscribed. Accordingly, you should consider that you may not be able to sell Shares when and/or in the amount that you desire and therefore may not have access to the funds you invest in the Fund for an indefinite and extended period of time.

Fund Administrator	The Fund has retained [●] (the “Administrator”) to provide it with certain administrative, fund accounting, and transfer agent services. The Administrator also serves as the Fund’s dividend reinvestment agent. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses.

Taxes

The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. So long as it qualifies as a RIC, the Fund generally will not have to pay corporate level U.S. federal income taxes on any ordinary income or capital gains that the Fund distributes to holders of its Shares as dividends for U.S. federal income tax purposes. For the Fund to qualify as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. Fund dividends generally will be characterized as ordinary dividend income or capital gains to the shareholders, whether or not they are reinvested in Shares. A portion of the Fund’s dividends may be eligible for the reduced U.S. federal income tax rates applicable to “qualified dividend income” for individuals and the dividends received deduction for corporations. The Fund will inform shareholders of the amount and character of its distributions to shareholders. A shareholder that is exempt from federal income tax on its income generally will not be subject to tax on amounts distributed to it by the Fund, provided that such shareholder’s acquisition of its Shares is not debt-financed within the meaning of section 514 of the Code.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund may be required to “look through” to the character of the income, assets and investments held by certain Portfolio Funds and Portfolio Companies in which the Fund has acquired an interest that are classified as partnerships for U.S. federal income tax purposes. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Subadviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Portfolio Funds in which the Fund can acquire an interest. Furthermore, although the Fund expects to receive information from each Portfolio Fund regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

6

If the Fund fails to qualify as a RIC or fails to distribute an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits to shareholders would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Fiscal and Tax Year	The Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending September 30 (or such other taxable year as may be required under the Code).

Determination of Net Asset Value

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open. The Fund’s most recent NAV is available through the Fund’s Web App.

Share purchase requests will be processed at the NAV next calculated after the Fund accepts your purchase request and subscription funds. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, Fund investments are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s investments, these investments are valued at fair value as determined pursuant to procedures and methodologies approved by the Board of Trustees.

Fair value prices are necessarily subjective in nature, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. See “Determination of Net Asset Value” below for additional information.

Principal Risk Considerations

An investment in the Fund involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the “Risks” section of this prospectus before deciding to purchase Shares. The following is a discussion of certain of the risks of investing in the Fund.

●

The Fund is newly formed and has no operating history. The Fund is thus subject to the investment risks and uncertainties associated with any new fund, including the risk that the Fund will not achieve its investment objective.

7

●

The Subadviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, or fail to scale to a sustainable size, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

●

The Subadviser has no prior experience managing a registered investment company such as the Fund. The Subadviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

●

There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund expects to begin making semiannual offers to repurchase its Shares beginning in [●] 2025 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

●

While venture capital investments can offer the potential for significant gains, these investments also involve an extremely high degree of business and financial risk, and can result in substantial losses (including the loss of the entire amount invested). Investments in start-up and growth-stage private companies typically involve significantly greater risks than investments in more mature companies that have traded publicly on an exchange for extended periods of time. Historically, relatively few start-up and growth-stage companies succeed.

●

Private companies in which the Fund intends to invest are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting.

●

The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

●

A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

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Summary of Fund Fees and Expenses

Fees and Expenses

The following table is intended to assist you in understanding the fees and expenses that you would bear directly and indirectly if you buy and hold Fund Shares. The expenses shown in the table below under “Estimated Annual Expenses” are based on estimated amounts for the Fund’s fiscal year ended [March 31, 2025], and assume that the Fund’s average net assets during the year equal $[●] million. If the Fund’s average net assets for its first fiscal year are less than $[●] million, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Shares. There is no assurance that the Fund will sell sufficient Shares to have an average net asset value of $[●] million during its first fiscal year. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%
Estimated Annual Expenses (as a percentage of average net assets attributable to Shares)
Management Fees	2.90%
Marketing Expenses(2)	[●]%
Other Expenses(2)	[●]%
Acquired Fund Fees and Expenses(3)	[●]%
Total Annual Expenses	[●]%
Fee Waiver and/or Expense Reimbursement(4)	[●]%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[●]%

(1)	A 2.00% early repurchase fee payable to the Fund applies to Shares tendered to and repurchased by the Fund within the first 185 days the shareholder held the Shares. This early repurchase fee is phased out over 545 days.

(2)	Marketing Expenses and Other Expenses are based on estimated amounts for the Fund’s fiscal year ending [March 31, 2025]. Marketing Expenses include, but are not limited to, all initial and ongoing Fund offering and marketing expenses of the Fund. Other Expenses include, but are not limited to, custody, transfer agency and administration, accounting, organizational, legal, and auditing fees of the Fund for its first fiscal year.

(3)	Includes estimated fees and expenses of the Portfolio Funds in which the Fund expects to invest. The [●]% figure shown as “Acquired Fund Fees and Expenses” reflects operating expenses of these Portfolio Funds—including management fees, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds—but does not include any performance based fees or allocations paid by Portfolio Funds that are calculated solely on realization and/or distributions of gains (e.g., so-called “carried interest”), or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. The Portfolio Funds in which the Fund expects to invest generally charge an annual management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation (the carried interest allocation is not reflected in the Acquired Fund Fees and Expenses figure provided above). The Acquired Fund Fees and Expenses disclosed above are based on historic returns of the types of Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s fiscal year ending [March 31, 2025].

(4)	The [Adviser] has contractually agreed to waive its management fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual Operating Expenses (which exclude any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 4.90% of the Fund’s average daily net assets. The [Adviser] is entitled to seek reimbursement from the Fund of management fees waived and/or Fund expenses paid or reimbursed by the [Adviser] for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the [Adviser], whichever is lower. This contractual expense limitation will remain in effect through the [●], the one-year anniversary of the date of this prospectus, unless the Board approves its earlier termination.
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Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Each example assumes that you invest $1,000 in the Fund’s Shares, that your investment has a 5% annual return, and that all Fund dividends and distributions are reinvested in the Fund at NAV. Each example also assumes that the Fund’s operating expenses (as described and estimated above) remain the same, except that (i) only the first year of each period in each example takes into account the expense waiver and/or reimbursement described above, and (ii) each example reflects the reduction of Fund operating expenses upon completion of recognition of organization and initial offering expenses.

Although your actual costs may be higher or lower, based on these assumptions and assuming you hold all of your Shares at the end of each period, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

If, at the end of each period, your Shares are repurchased in full by the Fund, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

These examples should not be considered representations of the Fund’s future expenses, and the Fund’s actual expenses may be greater or less than those shown. While the examples assume a 5% annual return, as required by the SEC, the Fund’s performance will vary and may result in an annual return greater or less than 5%.

For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Management – [Investment Adviser, Subadviser, Management Contract and Subadvisory Contract]” and “Fund Expenses.”

Financial Highlights

Because the Fund is newly formed and has just recently commenced operations, a financial highlights table for the Fund has not been included in this prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act. The Fund is structured as an “interval fund” and continuously offers its Shares at NAV. The Fund was organized as a Delaware statutory trust on December 9, 2024, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s principal office is located at 2000 Central Ave., Boulder, Colorado 80301.

Use of Proceeds

The Fund intends to invest the proceeds of the continuous offering of Shares, net of expenses (including Fund marketing costs and expenses), in accordance with the Fund’s investment objective and strategies as stated below. We anticipate that, due to nature of the private markets for the types of investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within two years after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions.

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Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund expects to invest a substantial portion of the proceeds of the offering in short-term, high quality debt securities, money market securities, cash or cash equivalents, which may impact returns. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents, liquid fixed-income securities and other liquid credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds to meet operational needs and the Fund’s obligation to repurchase Fund shares. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its investment strategies.

Investment Objective, Strategies, and Policies

The Fund’s investment objective is to is to achieve long-term capital appreciation through a strategically managed portfolio that provides investors with exposure to venture capital and private equity investments. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

Venture capital typically involves equity investments in early- through growth-stage startup companies with significant growth potential, often in technology companies. Early to mid-stage companies backed by venture capital typically do not generate regular positive cash at the time of investment and may require multiple rounds of financing before being sold privately or going public. Traditionally, venture capital investments have been predominantly accessible to accredited “angel” investors, qualified purchasers or venture capital firms, where such investors and institutions pool their capital into professionally managed funds that diversify investments across various companies. These venture capital funds are most often privately offered and restricted to institutions, high net worth, and family office investors.

Private equity typically involves equity investments in medium to large sized companies that are past the early growth stage (often associated with venture capital) but are not yet mature, meaning they are typically generating revenue and experiencing significant growth potential. Such companies fall into the “middle market” of company sizes when it comes to private equity investments. This typically involves companies with valuations running from tens of millions to a few hundred million dollars depending on market segment, type and firm definition. The exit pathway(s) for such investments may include mergers and acquisitions, leveraged and management buyouts, as well initial public offerings, depending on market conditions.

The Fund will seek to invest directly in Portfolio Companies alongside venture capital and private equity funds, and other institutional investors, to benefit from larger pools of capital.

The Fund is intended to offer all investors an opportunity to gain exposure to a broad range of venture capital and private equity investment opportunities typically only available to institutional, high net worth and family office investors.

Investment Strategy

In seeking to achieve its investment objective, the Fund primarily will invest over time in privately offered equity securities of venture- and private-equity backed operating companies (collectively, “Portfolio Companies”). Portfolio Companies the Fund intends to target may include:

●	start-up and early growth-stage growth venture-backed companies;
●	mature and late-stage venture-backed companies nearing potential liquidity events, such as initial public offerings, asset purchases, and mergers and acquisitions; and
●	mature, revenue generating middle-market private equity-backed companies.

The Fund anticipates acquiring interests in Portfolio Companies both directly from the issuer, including through co-investing with other venture capital funds, private equity funds, and other investors, and from third party holders of these interests in secondary transactions. The Fund has the flexibility to invest across various industries and to make investments into Portfolio Companies of various sizes and that are at various stages of growth.

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The Fund expects to target investments in companies that focus on sports and athletics and adjacent industries, which may include:

●	Minority interests in sports teams, franchises, and leagues, including emerging sports leagues;

●	Sports technology, such as technology related to performance optimization (e.g., wearable tech and data analytics), fan engagement (e.g., augmented and virtual reality and fan interaction platforms), and operational intelligence (e.g., advance software solutions designed to improve decision-making for sports organizations);

●	Hospitality services and assets that connect sports, entertainment, and luxury, which may include interests in companies that hold real estate (such as hotels, restaurants, bars, condos, and similar properties around a sports stadium or other venue); and

●	Sports healthcare and medical innovations, such as sports medicine, health technology, and holistic care.

In addition, and while not a principal strategy, the Fund may invest in professionally managed private venture capital, private equity, and private real estate funds (collectively, “Portfolio Funds”). The Fund generally anticipates acquiring interests in Portfolio Funds directly from the issuer, although it may also acquire these interests indirectly from third-party holders in secondary transactions.

The Fund’s long-term goal is to primarily make direct investments in select Portfolio Companies, where it would invest in a privately negotiated stake in the equity of the Portfolio Company. During the Fund’s initial ramp-up period, however, the Subadviser anticipates that a greater portion of the Fund’s investments in Portfolio Companies and Portfolio Funds will be comprised of interests acquired from third party holders of these interests in secondary transactions.

For liquidity management or in connection with implementation of changes in asset allocation (including after liquidating investments) or when identifying private investments for the Fund during periods of large cash inflows (such as upon the Fund’s launch) or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other liquid credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Due to the nature of the private markets for the types of private equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Subadviser expects that it may take up to two years for the Fund to be primarily invested in Portfolio Companies.

Although the Fund intends to primarily target investments in the United States, the Fund has the flexibility to invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries, and intends to target venture-backed and private equity-backed companies. The Fund’s Portfolio Manager, Bill Powell, has experience investing outside the United States, including his experiences as a leader of international private equity efforts for AMG National Trust Bank, where he oversaw renewable energy, venture funds, and alternative investments worldwide.

The allocation of the Fund’s assets to different strategies and regions will largely depend on the maturity and depth of the venture-backed and private equity-backets market in the applicable strategy or region.

The Subadviser expects to use a range of sources to identify potential Portfolio Companies and Portfolio Funds for investment. These sources may include unaffiliated venture capital and private equity managers and investors along with other industry partners with whom it has established relationships. Where appropriate, the Subadviser will look for opportunities to invest in Portfolio Companies alongside these other private investors.

The Fund will invest no more than 15% of its net assets in pooled investment vehicles that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (measured at the time of investment). The Subadviser anticipates that all or substantially all of the Portfolio Funds in which the Fund will invest will rely on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, and thus the Fund will be limited in its ability to invest in Portfolio Funds.

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The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the Investment Company Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its shareholders.

Fundamental and Non-Fundamental Policies

The SAI contains a list of the fundamental (those that may not be changed without shareholder approval) and non-fundamental (those that may be changed by the Board without shareholder approval) policies of the Fund under the heading “Investment Objective and Policies.”

Illiquid Securities

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities, and the Fund expects to invest primarily in illiquid securities.

Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund. The risks described below are not, and are not intended to be, a complete enumeration or explanation of all of the risks involved in an investment in the Fund and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Risk Related to our Business and Structure

Limited Operating History. The Fund is a newly organized and no operating history. The Fund does not currently have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in Shares could decline substantially as a consequence.

This is the first investment portfolio advised by the Subadviser.

Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund’ Shares are not listed for trading on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares, and you should not rely on any secondary market developing for the Shares. Shares are subject to substantial restrictions on transferability.

Although the Fund will be making semiannual offers to repurchase its Shares beginning in [●] 2025 (each such offer expected to be limited to no more than 5% of the Fund’s outstanding Shares), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of a repurchase offer being oversubscribed and subject to proration, may tender more Shares than they wish to have repurchased in a particular semiannual period, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. Such fluctuations may be exacerbated by currency fluctuations (to the extent the Fund invests in assets denominated in foreign currencies) and other developments. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders. Additionally, in certain instances, these repurchase offers may be suspended or postponed. See “Share Repurchases.”

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Semiannual repurchases by the Fund of its Shares typically will be funded from available cash. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. The sale of Fund assets to satisfy repurchase requests may also result in higher short-term capital gains for taxable shareholders. Furthermore, diminution in the size of the Fund may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

Non-Diversified Status. The Fund is a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Reliance on the Adviser and Subadviser. The Fund has no employees, and instead depends on the investment expertise, skill, and network of business contacts of the Adviser and the Subadviser. The Fund’s success depends to a significant extent on the continued service and coordination of the Adviser’s and the Subadviser’s professionals. The departure of any of the Adviser’s or the Subadviser’s professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Subadviser’s ability to identify, analyze, invest in, and monitor companies and investments that meet the Fund’s investment criteria. The Subadviser’s capabilities in structuring the investment process and providing competent, attentive and efficient investment services to the Fund depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Subadviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Subadviser may be unable to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations. Neither the Adviser nor the Subadviser is required to devote its full time to the business of the Fund, and there is no guarantee or requirement that any investment professional or other employee of the Adviser or the Subadviser will allocate a substantial portion of his or her time to the Fund.

Offering Risk. To the extent the Fund is not able to raise sufficient funds through the sale of Shares, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Shares. In addition, because many of the Fund’s expenses are fixed, it is anticipated that shareholders will bear a larger proportionate share of Fund expenses if the Fund does not grow to a significant extent.

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Use of Proceeds. The Subadviser has significant flexibility in applying the proceeds of the continuous offering of the Fund’s Shares, and may use the net proceeds from this offering in ways with which you do not agree, including to market the Fund to other investors, or for purposes other than those contemplated at the time of this offering. There is no assurance that the Subadviser will be able to successfully use the proceeds of this offering within the timeframe contemplated. The Subadviser will also use the proceeds of this offering to pay the Fund’s organizational, offering, marketing, and operating expenses, including due diligence expenses of potential new investments, which are substantial. These Fund expenses will lower the Fund’s returns. In addition, there is no guarantee that the Fund’s offering of Shares will be successful or that the Fund’s expense ratio (which is estimated in this prospectus) will decline in future years.

Although the Fund currently intends to invest the proceeds from the sale of the Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. Delays the Fund encounters in the selection, due diligence and acquisition of investments would likely limit the Fund’s ability to pay distributions and lower overall returns.

Expense Risk. The annual Fund expenses shown in the “Summary of Fund Fees and Expenses” section of this prospectus are estimates and the actual costs of investing in the Fund may be significantly higher than the estimated Fund expenses shown for a variety of reasons, including, for example, if the Fund does not raise sufficient assets in its first year to have an average net asset value of $[●] million or if the actual expenses the Fund incurs during its first year exceed its estimates. The Fund has a higher management fee than most other closed-end funds.

Amount or Frequency of Distributions. The amount of any distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, there is no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions, or any distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, tax requirements, and such other factors as the Board may deem relevant from time to time.

A portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment in the Fund rather than a return of earnings or gains derived from the Fund’s investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering and the Fund’s operations, including any fees payable to the Adviser and the Subadviser. See “Tax Matters” for additional information.

Competition for Investment Opportunities Risk. The Fund will be competing with other investment companies, investment funds (including private venture capital, private equity, and real estate funds), and institutional investors in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical, and marketing resources than the Fund. Some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. The Fund may lose investment opportunities if it is unable to match its competitors’ pricing, terms, and structure. Furthermore, many competitors are not registered investment companies and are thus not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

While the Fund is currently the Subadviser’s sole client, investment funds that the Subadviser (or an affiliate of the Subadviser) may advise in the future may invest in asset classes similar to those targeted by the Fund. As a result, the Subadviser and/or its affiliates may face conflicts in allocating investment opportunities between the Fund and these other investment funds. For example, an investment opportunity that is suitable for multiple clients of the Subadviser and its affiliates may not be shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including restrictions imposed by the Investment Company Act or the Fund. Should the Subadviser (or an affiliate of the Subadviser) advise other investment funds in the future that invest in asset classes similar to those targeted by the Fund, the Subadviser intends to allocate investment opportunities to the Fund in a manner it deems to be fair and equitable over time. However, it is possible that over time the Fund would not be able to participate in certain investments made by affiliated investment funds that it might otherwise have desired to participate in.

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Potential Reliance on Projections. In selecting and monitoring Fund investments, the Subadviser will from time to time rely upon projections, forecasts or estimates developed by the Subadviser or by a Portfolio Company or Portfolio Fund in which the Fund is invested or is considering making an investment concerning the Portfolio Company’s or Portfolio Fund’s future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Fund’s control, and may differ materially from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates and domestic and foreign business, market, financial or legal conditions, among others. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results for the Fund or its investments will not be materially lower than those estimated or targeted.

Affiliation Risk and Inability to Vote. The Fund may be precluded from investing in certain Portfolio Companies and Portfolio Funds due to regulatory implications under the Investment Company Act or other laws, rules or regulations, or may be limited in the amount it can invest in the voting securities of a Portfolio Company or Portfolio Fund, in the size of the economic interest it can have in the company or fund, or in the scope of influence it is permitted to have in respect of the management of the company or fund. Should the Fund be required to treat a Portfolio Company or a Portfolio Fund in which it has invested as an “affiliated person” under the Investment Company Act, the Investment Company Act would impose a variety of restrictions on the Fund’s dealings with the Portfolio Company or Portfolio Fund. Moreover, these restrictions may arise as a result of investments by future clients of the Subadviser or its affiliates in a Portfolio Company or Portfolio Fund. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable Portfolio Companies and Portfolio Funds for the Fund. The fact that many Portfolio Companies and Portfolio Funds may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

The Fund may be able to avoid a Portfolio Company or a Portfolio Fund being deemed an “affiliated person” of the Fund by owning less than 5% of the voting securities of such Portfolio Company or Portfolio Fund. To limit its voting interest in a Portfolio Company or a Portfolio Fund, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in the Portfolio Company or Portfolio Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. These voting waiver arrangements may increase the ability of the Fund and other future clients of the Subadviser to invest in certain Portfolio Companies and Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Company or Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Company’s or Portfolio Fund’s investors, including matters where the Fund is disadvantaged by its inability to vote.

There are, however, other statutory tests of affiliation (such as on the basis of control) and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Company or Portfolio Fund. If a Portfolio Company or Portfolio Fund is deemed to be an “affiliated person” of the Fund, transactions between the Fund and such Portfolio Company or Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued and held on the Fund’s books at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or human error. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Adviser may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

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When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may trade with bid-offer spreads that may be significant. In addition, the Fund will hold privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. The Fund may need to liquidate certain investments, including illiquid investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining shareholders to the benefit of shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage shareholders whose Shares were accepted for repurchase to the benefit of remaining shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Determination of Net Asset Value.”

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Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund expects to sell additional Shares or other classes of Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Legal, Litigation and Regulatory Action Risk. The Fund, the Adviser, the Subadviser, and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some investments unavailable to the Fund. The effect on the Fund, the Adviser, the Subadviser, or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse. In addition, any litigation may consume substantial amounts of the Adviser’s and/or Subadviser’s time and attention, and that time and the devotion of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

No Independent Underwriter. The Fund is conducting the continuous offering of the Fund’s Shares without the aid of an independent principal underwriter. Accordingly, Fund shareholders will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent principal underwriter in connection with the offering of securities.

Certain states impose additional requirements on issuers, and their officers and agents, that offer securities in the state without the use of a principal underwriter, while other states may require certain Fund officers or personnel of the Adviser to register as an “agent”, “issuer agent,” or similar in the state. Compliance with these requirements creates regulatory risk and extra expenses for the Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the Web App, are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Web App, the Adviser, the Subadviser, or other Fund service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its shareholders could be negatively impacted.

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The Web App, through its third-party hosting facilities, will electronically store investors’ bank information, social security numbers, and other personally-identifiable sensitive data that is submitted through the Web App. Similarly, certain Fund service providers, including the Fund’s Administrator, may process, store, and transmit such information. The Fund has procedures and systems in place that it believes are reasonably designed to protect this sensitive information and prevent data losses and security breaches. However, these measures cannot provide absolute security. Any accidental or willful security breach or other unauthorized access could cause shareholders’ secure information to be stolen and used for criminal purposes, and shareholders would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, we and the third-party hosting facilities we use may be unable to anticipate these techniques or to implement adequate preventative measures. Any security breach, whether actual or perceived, could harm the Fund’s reputation, resulting in the potential loss of investors and adverse effect on the value of a shareholder’s investment in the Fund.

Opinions and Forward-Looking Statements May Not Be Correct. This prospectus and the Fund’s marketing materials may contain many opinions and forward-looking statements about the direction and future performance of venture capital, private equity, and real estate markets, and venture capital, private equity, and real estate secondaries and co-investment markets, the relative merits of various investment strategies and investment firms, and the capabilities and competitive strength of the Adviser, the Subadviser, and the Fund. These statements include predictions, statements of belief and expectation, and may include the use of qualitative terms such as “best-of-class,” “superior” and “top-tier.” Investors should understand that such statements represent the current views of the Adviser, Subadviser, or other third party sources, that other market participants might have differing views, and that the actual events, including the actual future performance of the venture capital, private equity, and real estate markets and venture capital, private equity, and real estate secondaries and co-investment markets and the Fund could differ sharply from the opinions and forward-looking statements contained in the Fund’s prospectus and marketing materials. Any such departures could materially affect the performance of the Fund. In addition, the Adviser has not independently verified any of the information provided by third party sources and cannot ensure its accuracy. For all of the reasons set above and others, prospective investors are cautioned not to place undue reliance on opinions, statements, and performance.

Risks Related to Fund Investments

Venture Capital and Private Equity Investing Risks. While venture capital and private equity investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. There generally will be little or no publicly available information regarding the status and prospects of Portfolio Companies. For example, Portfolio Companies will generally not be subject to SEC reporting requirements, will generally not be required to maintain accounting records in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and are generally not required to maintain effective internal controls over financial reporting. As a result, the Adviser and the Subadviser may not have timely or accurate information about the business, financial condition and results of operations of the Portfolio Companies in which the Fund invests. Many investment decisions by the Subadviser will be dependent upon the ability to obtain relevant information from non-public sources, and the Subadviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify.

Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of the Fund’s investment. Portfolio Companies are also more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. At the time of the Fund’s investment, a Portfolio Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team, or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

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The marketability and value of each Portfolio Company investment will depend upon many factors beyond the Subadviser’s control. Portfolio Companies may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for startup and emerging growth companies is extremely volatile. Such volatility may adversely affect the development of Portfolio Companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by the Fund’s Portfolio Companies may vary dramatically from period to period. An otherwise successful Portfolio Company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a Portfolio Company effects a successful public offering, the Portfolio Company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Similarly, the receptiveness of potential acquirers to the Fund’s Portfolio Companies will vary over time and, even if a Portfolio Company investment is disposed of via a merger, consolidation or similar transaction, the Fund's stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any Portfolio Company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Following its initial investment in a given Portfolio Company, the Fund may decide to provide additional funds to such portfolio company or may have the opportunity or otherwise need to increase its investment in a Portfolio Company. There is no assurance that the Fund will have the opportunity to make follow-on investments, will make follow-on investments or will have sufficient available funds to make follow-on investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a Portfolio Company in need of such additional capital or may result in a lost opportunity for the Fund to increase its participation in a successful operation.

These same risks will also apply to the venture capital and private equity Portfolio Funds in which the Fund may invest.

Investment Focus Risk. The Fund may focus its investments in a limited number of issuers. Focusing the Fund’s portfolio in this manner could subject the Fund to a greater degree of risk with respect to the failure of one or a few investments and the Fund’s portfolio will be more susceptible to fluctuations in value resulting from poor performance of a limited number of its investments. As a result, the Fund’s aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.

Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and, as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of interests in technology companies historically have exhibited a greater degree of market risk and price volatility than other types of investments. These investments may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Investments in technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.

Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings.

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Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

A technology company’s failure or inability to obtain, maintain, protect or enforce its proprietary, contractual and/or intellectual property rights, including any unregistered intellectual property, and the costs involved in such action could harm the company’s business, financial condition, results of operations and prospects, and could lead to reputational loss with the company’s rightsholder partners and potential legal implications if the company is unable to protect and monetize its intellectual property. Failure to obtain intellectual property protection that is sufficiently broad may diminish a company’s competitive advantages or interfere with its ability to develop and market products and services.

A technology company may also face claims for intellectual property infringement, which could subject it to unanticipated legal and advisory fees, monetary damages, or limit it in using some of its technologies or providing certain solutions.

Companies Focused on Sports and Athletics Risk. Because the Fund intends to invest in companies that focus on sports and athletics and adjacent industries, its performance will be especially sensitive to developments that affect those companies. In general, the success of companies focused on sports and athletics relies on consumer discretionary spending, which generally falls during economic downturns.

●	Professional Sports Teams and Leagues. Professional sports teams and leagues are dependent upon the performance and/or popularity of their franchises and compete, in varying respects and degrees, with other sporting events delivered over television networks, radio, the internet and online services, mobile applications and other alternative sources. In addition, professional sports teams and leagues are largely dependent on their ability to attract strong attendance to their professional sports franchises’ home games and compete, in certain respects and to varying degrees, with other leisure-time activities and entertainment options such as television, motion pictures, concerts and other live performances, restaurants and nightlife venues, the internet, social media and social networking platforms and online and mobile services, including sites for online content distribution, video on demand and other alternative sources of entertainment. Professional sports companies are also dependent upon their ability to develop, obtain and retain talented players as well as the on-field success of their teams and injuries to players also pose risk. The financial success of many professional sports teams and leagues is dependent on the revenue they derive from the sale of broadcasting rights and any decline could adversely affect the revenue that can be derived from the sale of these broadcasting rights. Economic downturns and other adverse conditions, such as suspension of sports events or limitation on in-person attendance at such events, can negatively affect their operations. Ticket sales and broadcasting revenue in part depend on personal disposable income and consumer and corporate spending. Any economic downturn or other deterioration in economic conditions, such as inflation, slower growth, unemployment levels, credit availability, fuel prices, interest rates, tax rates, trade relations and regulations, or other factors, are likely to have a negative impact on consumer and corporate discretionary spending and otherwise lead companies in affected industries to cut costs in response to these changed circumstances.

●	Sports and Athletics Technology Companies. Companies focusing on sports and athletic technologies face the same risks as described above under “Technology Sector (Concentration) Risk.” In addition, certain sports and athletics technology companies may rely heavily on partnering with specific sports organizations, from which they may acquire specific rights including (inter alia) data and licensing rights. A company’s overreliance on or loss of existing relationships with sports organizations, failure to win future tenders for new and/or existing rights packages, inability to meet the cost of rising rights acquisition fees, or failure to renew or expand existing relationships may cause unanticipated costs or loss of competitive advantage or require a company to modify, limit, or discontinue certain offerings, which could materially affect the company’s business, financial condition, results of operations, and prospects.
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●	Hospitality Services and Assets Risks. Companies involved in hospitality and related services connected to or around sports (which may include restaurants, bars, and hotels in and around sports venues) are subject to a number of risks, including many of the risks discussed above with respect to professional sports teams and leagues. These companies typically face intense competition for customers and are rely largely on the success of specific sports teams or sports leagues in drawing fans. These companies are also subject to changes in general and local economic and financial conditions, local real estate market conditions, periodic overbuilding in specific markets, the recurring need for renovation and refurbishment, changes in tax and interest rates, the availability of financing for operating and capital requirements, natural disasters and extreme weather conditions, labor disputes (including league lockouts and similar), and adverse changes in zoning laws and other regulations. Certain of these companies may be dependent on the success of a single location or very few locations.

●	Sports and Athletic Healthcare Companies. Healthcare focused companies are subject to the general risks associated with the healthcare sector, including, among others, changes in government regulations, dependence on patents and intellectual property rights, industry and pricing competition, long and costly processes for obtaining new product approval by the U.S. Food and Drug Administration (the “FDA”), and extensive research and development, marketing, and sales costs. The revenues, income (or losses), and valuations of healthcare-focused companies can and often do fluctuate suddenly and dramatically, particularly if their products are up for regulatory approval or under regulatory scrutiny. Healthcare-focused companies are typically subject to the risks of new technologies along with competitive pressures and regulations and restrictions imposed by the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Co-Investment Risk. It is anticipated that the Fund will co-invest in Portfolio Companies sourced by third party investors unaffiliated with either the Fund or its affiliates, such as private venture capital and private equity funds. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the Portfolio Company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors. In some cases, the Fund may pay fees such as placement fees, management fees, administrative fees and/or performance fees to venture capital and private equity fund sponsors in connection with a co-investment transaction in which the Fund participates, which fees would be in addition to the fees charged to the Fund by the Adviser and would be indirectly borne by investors in the Fund.

Follow-On Investment Risk. The Fund’s investments in Portfolio Companies may require follow-on investments. The Fund may be required to provide follow-on funding for its Portfolio Companies or have the opportunity to make additional investments in such Portfolio Companies. There can be no assurance that the Fund will have sufficient funds to make any such additional investments. Any decision by the Fund not to make follow-on investments or its inability to make them may have a negative impact on a Portfolio Company in need of such an investment, which could, in turn, have a negative effect on the Fund’s returns. To the extent the Fund does not participate in a follow-on investment (which may be due to a number of factors, including not having sufficient uncommitted capital reserves to make the investment or restrictions under the Investment Company Act), then the Fund’s interest in the Portfolio Company may be diluted or subordinated to the new capital being invested.

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Private Company Risks. Investments in start-up and growth-stage private companies (Portfolio Companies) involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Subadviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage Portfolio Company and delay or prevent such a company from ultimately offering its securities to the public. Even if a Portfolio Company does issue shares in an initial public offering, initial public offerings are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. In addition:

●	Complex Capital Structures. The types of private companies in which the Fund seeks to invest frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Subadviser is able to obtain such information, there can be no assurance that the information is complete or accurate. In certain cases, private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Subadviser has limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on the Subadviser’s part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause the Fund to lose part or all of its investment, which in turn could have a material and adverse effect on the Fund’s performance.

●	Drag-Along Rights. The Portfolio Company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in a company to force minority stockholders to join in the sale of the company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Subadviser’s opinion, inadequate or undesirable or even below the cost at which the Fund acquired the investment. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Subadviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.

Portfolio Fund Risks. While not a principal investment company, investments in Portfolio Funds are generally subject to the same risks described elsewhere in this “Risks” section with respect to the Fund’s direct investments in Portfolio Companies. Additional risks also apply to the Fund’s investment in Portfolio Funds, including:

●	Illiquid Investments. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly.

●	Valuation Risk. Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund’s sponsor or manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund’s manager. A Portfolio Fund’s manager may face a conflict of interest in valuing such securities since their values may have an impact on the manager’s compensation. The Fund expects that most Portfolio Funds in which it will invest will require an annual independent audit of their financial statements, which includes testing of portfolio valuations made by the Portfolio Fund’s manager. The Subadviser will review and perform due diligence on the valuation procedures used by each Portfolio Fund’s manager and monitor the returns provided by the Portfolio Funds. However, neither the Subadviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.
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●	Duplication of Fees. The Fund may pay asset-based fees and performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the management fee the Fund pays to the Subadviser. Fund shareholders will indirectly bear their proportionate share of the expenses of the Portfolio Funds, in addition to their proportionate share of the expenses of the Fund. Thus, a Fund shareholder may be subject to higher operating expenses than if the shareholder invested in the Portfolio Funds directly. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for investment in Portfolio Funds.

●	Performance Fees. Performance-based fees charged by Portfolio Fund managers may create incentives for the Portfolio Fund managers to make risky investments, and may be payable by the Fund to a Portfolio Fund manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.

●	Unregistered Funds and Managers. Portfolio Funds generally are not registered as investment companies under the Investment Company Act; therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the Investment Company Act. Portfolio Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

●	Limited Operating Histories. The Fund may invest in Portfolio Funds that have only limited operating histories.

●	Regulatory Limitations. There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the Investment Company Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a periodic basis, and a Portfolio Fund may object to public disclosure concerning the Fund’s investment and the valuation of such investment. Furthermore, an investment by the Fund could cause the Fund and other funds managed or sub-advised by the Adviser or the Subadviser to become affiliated persons of a Portfolio Fund under the Investment Company Act and prevent them from engaging in certain transactions. The Fund may forego certain voting rights with respect to the Portfolio Funds in an effort to avoid “affiliated person” status under the Investment Company Act. The Adviser or the Subadviser may also refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the Investment Company Act for the Fund and the Adviser’s or the Subadviser’s other clients if such an investment was made. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations.

●	Limited Information. Although the Subadviser will seek to receive detailed information from each Portfolio Fund regarding its historical performance and business strategy, in most cases the Subadviser will have little or no means of independently verifying this information. A Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser.

●	In-Kind Distributions. The Fund may receive from a Portfolio Fund an in-kind distribution of securities that may be illiquid or difficult to value and difficult to dispose of.
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●	Responding to Capital Calls. The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund.

●	Investment Concentration. A Portfolio Fund may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

●	Negative Returns. Portfolio Funds may have little or no near-term cash flow available to distribute to its investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, Investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.

Although the Fund will be an investor in the Portfolio Funds, investors in the Fund will not themselves be equity holders of the Portfolio Funds and will not be entitled to enforce any rights directly against the Portfolio Funds or the Portfolio Fund managers, or assert claims directly against the Portfolio Funds, the Portfolio Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds.

Fixed-Income Securities Risk. As noted above, the Fund may invest in and hold liquid fixed-income securities for liquidity management, in connection with implementation of changes in asset allocation (including following liquidation of an investment), or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes. The fixed-income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of fixed income securities in which the Fund may invest can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

●	Credit Risk. The issuer of a fixed-income security may be unable or unwilling to make interest and/or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If this occurs, or is perceived as likely to occur, the value of the fixed-income security may fall significantly.

●	Duration Risk. Duration measures the weighted average term to maturity of a fixed-income security’s expected cash flows. In general, fixed-income securities with longer durations are more sensitive to interest rate fluctuations (and thus typically experience higher volatility and are higher risk) than those with shorter durations. Duration also represents the approximate percentage change that the price of a fixed-income security would experience for a 1% change in interest rates. For example, the value of a fixed-income security with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%, while the value of a fixed-income security with a duration of two years would be expected to fall approximately 2% if interest rates rose by 1%.

The Fund has no set policy regarding the portfolio maturity or duration of the fixed-income securities it may hold. There can be no assurance that the Subadviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the duration or maturity of the fixed-income portion of the Fund’s portfolio (if any) will be successful at any given time.

Publicly Traded Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

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Other Investment Companies Risks. For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may invest in securities of money market funds, mutual funds, and exchange-traded funds (“ETFs”). To the extent that the Fund invests in these other investment companies, there will be some duplication of expenses because the Fund will bear its pro rata portion of such funds’ management fees and operational expenses in addition to the Fund’s own management fees and operational expenses. There is no assurance that a money market fund’s, mutual fund’s, or ETF’s investment objectives will be achieved, and these investments can lose money.

Certain money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act float their net asset value while others seek to reserve the value of investments at a stable net asset value (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. Shares of ETFs trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Accordingly, the price the Fund pays or receives with respect to buying or selling an ETF’s shares may be higher or lower than the net asset value of those shares.

Illiquid Investments and Restricted Securities Risk. The Fund may invest without limitation in illiquid or less liquid investments or investments for which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

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Minority Investor Risks. The Fund expects in almost all cases to be a minority investor when investing in Portfolio Companies and Portfolio Funds, and will not have the ability to control or influence the operations of such Portfolio Companies and Portfolio Funds, nor will it have the right to remove the managers thereof. Rather, Fund will be reliant on the existing management and boards of directors of such companies and funds, which may include representatives of other unaffiliated investors whose interests may at times conflict with the Fund’s interests. The Fund could therefore be adversely affected by actions taken by management or any holders of a majority in interest of the Portfolio Companies and Portfolio Funds in which it invests.

Non-U.S. Investments Risk. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; and (vi) difficulties in enforcing legal judgements in foreign courts.

Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

In addition, settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Subadviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

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The Fund may hold investments located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors

Secondary Investments Risks. The Fund may acquire interests in Portfolio Companies and Portfolio Funds from third party holders of these interests in secondary transactions (“Secondary Investments”). In many cases, the economic, financial and other information available to and used by the Subadviser in selecting and structuring Secondary Investments may have been prepared by the sponsor of the Secondary Investment, may be incomplete or unreliable, and/or may not be verifiable by the Subadviser. The Fund will also not have the opportunity to negotiate the terms of Secondary Investments, including any special rights or privileges. Valuation of Secondary Investments may be difficult because there will generally be no established market for such interests. Moreover, the purchase price of Secondary Investments will be subject to negotiation with the sellers of such interests and may, in certain cases, include the Fund’s assumption of certain contingent liabilities. The overall performance of the Fund may depend in part on the accuracy of the information available to the Subadviser, the acquisition price paid by the Fund for the Secondary Investments and the structure of such acquisitions and the Fund’s ultimate exposure to any assumed liabilities.

The Fund may have the opportunity to acquire a portfolio of Secondary Investments from a seller on an “all or nothing” basis. Certain of the Secondary Investments in the portfolio may be less attractive than others, and certain of the sponsors of such Secondary Investments may be more familiar to the Fund than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments that the Subadviser considers (for commercial, tax, legal or other reasons) less attractive.

When the Fund acquires an interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the investment and, subsequently, that investment recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such investment. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the investment, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Due Diligence Risk. The Subadviser seeks to conduct reasonable and appropriate analysis and due diligence in connection with investment opportunities. Due diligence may entail evaluation of important and complex business, financial, tax, accounting, environmental and legal issues. Outside consultants, legal advisors, accountants, investment banks and other third parties may be involved in the due diligence process to varying degrees depending on the type of investment, the costs of which will be borne by the Fund. The involvement of third-party advisors or consultants may present a number of risks primarily relating to the Subadviser’s reduced control of the functions that are outsourced. In addition, if the Subadviser is unable to timely engage third-party providers, its ability to evaluate and acquire more complex targets could be adversely affected.

When conducting due diligence and making an assessment regarding an investment opportunity, the Subadviser relies on available resources, including information provided by the management of Portfolio Companies, investment advisers of Portfolio Funds, and, in some circumstances, third-party investigations. When co-investing with other investors, the Subadviser may rely on due diligence performed by and information provided by co-investors. The Subadviser’s due diligence process may not reveal all facts that may be relevant in connection with an investment made by the Fund. In some cases, only limited information is available about a Portfolio Company or Portfolio Fund in which the Subadviser is considering an investment. There can be no assurance that the due diligence investigations undertaken by the Subadviser will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating a particular investment opportunity, or that the Subadviser’s due diligence will result in an investment being successful.

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In the event of fraud by any Portfolio Company or Portfolio Fund, or by its management or affiliates, the Fund may suffer a partial or total loss of capital invested in that Portfolio Company or Portfolio Fund. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. An additional concern is the possibility of material misrepresentation or omission on the part of the Fund investment or the seller of a Secondary Investment. Such inaccuracy or incompleteness may adversely affect the value of that investment. The Fund will rely upon the accuracy and completeness of representations made by Portfolio Companies and Portfolio Funds, and/or their current or former owners or management, in the due diligence process to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Expedited Transactions. The Subadviser may at times be required to perform investment analyses and make investment decisions on an expedited basis to take advantage of certain investment opportunities. In such cases, the information available to the Subadviser at the time of an investment decision may be limited and the Subadviser may not have access to detailed information regarding the investment opportunity, in each case, to an extent that may not otherwise be the case had the Subadviser been afforded more time to evaluate the investment opportunity. Therefore, no assurance can be given that the Subadviser will have knowledge of all circumstances that may adversely affect an investment.

Indemnification of Fund Investments, Managers and Others. The Fund may agree to indemnify certain of its investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of the particular company or fund. Indemnification of sellers of Secondary Investments may be required as a condition to purchasing such securities. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Epidemics, Pandemics, and Public Health Issues. The Subadviser’s business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by outbreaks of disease, epidemics and public health issues in in the United States and globally.

In particular, a respiratory disease caused by a novel coronavirus, or COVID-19, has spread and is currently spreading rapidly around the world since its initial emergence in December 2019. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas war), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the European Union (“EU”) or the European Monetary Union, and continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

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Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions, and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

China and the United States have each imposed tariffs on the other country’s products. In addition, the Trump Administration has recently imposed tariffs on steal and aluminum imported into the United States, and has threatened to impose broad tariffs on goods imported from Canada and Mexico. Canada and Mexico have, in turn, threatened to impose their own tariffs on U.S. goods imported into their countries. These actions may cause a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of Canada’s, China’s, and Mexico’s export industries, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from Canada, China, and/or Mexico, and those that make large amounts of sales in Canada, China, and/or Mexico, would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the Euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by these and similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Fund Management

Fund Board and Officers

The Fund’s Board of Trustees oversees the general conduct of the Fund’s business and represent the interests of Fund shareholders. The Board is comprised of four Trustees, and a majority of the Trustees are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act.

The Board periodically reviews the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. The Board also reviews the fees paid to the Adviser and the Subadviser for their respective management services, as well as the overall level of the Fund’s operating expenses.

The name and business address of the Trustees and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Subadviser, Management Contract, and Subadvisory Contract

The Board has retained the Adviser to be the Fund’s investment adviser. The Adviser has, in turn, entered into a subadvisory contract with the Subadviser pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions. A discussion regarding the basis for the Board’s approval of the Fund’s management contract with the Adviser and the subadvisory contract between the Adviser and the Subadviser, as described below, will be included in the Fund’s first report to shareholders.

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The Adviser was formed in July 2021 and is wholly-owned by Sweater Inc., which is controlled by Jesse Randall. The Adviser’s address is 2000 Central Ave., Boulder, Colorado 80301.

The Subadviser is newly formed, and this is the first investment portfolio managed by the Subadviser. The Subadviser is owned [●]. The Subadviser’s address is [●].

Under a management contract between the Fund and the Adviser, subject to such policies as the Board may determine, the Adviser furnishes and manages a continuous investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto, and places all orders for the purchase and sale of the Fund’s portfolio investments.

The management contract between the Fund and the Adviser permits the Adviser to engage a subadviser to manage the Fund’s portfolio, pursuant to the Board’s approval. Under this authority, and with the Board’s approval, the Adviser has engaged and entered into a subadvisory contract with the Subadviser pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions. The Adviser oversees the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Subadviser’s adherence to its investment style. In addition, the Adviser, and not the Fund, pays the Subadviser its subadvisory fee out of the investment advisory fee that the Adviser receives from the Fund.

The management contract between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser, computed and paid monthly in arrears, at an annual rate of 2.90% of the Fund’s average daily NAV (the “Management Fee”). Pursuant to the subadvisory agreement between the Adviser and the Subadviser, the Adviser pays to the Subadviser a fee equal to [●]% of the Fund’s average calculated NAV, payable monthly in arrears.

The [Adviser] has contractually agreed, for at least one year following the date the Fund commences operations, to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 4.90% of the Fund’s average daily net assets. The [Adviser] may recoup amounts of its Management Fee waived and Fund expenses paid or reimbursed in certain circumstances. See “Fund Expenses—Expense Limitation Agreement” below for additional Information.

Portfolio Manager

The following officer of the Subadviser is primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title and Positions Held Over Past Five Years
Bill Powell	2025	Partner of the Subadviser; Co-Founder and Managing Partner of Anthropy Partners, LLC, August 2023 – Present; Entrepreneur-in-Residence, University of Denver - Daniels College of Business, August 2019 – Present; Member of the Board of Advisors of Stadia Ventures, March 2021 – Present (previously, Managing Director, January 2019 – February 2021)

The SAI provides information about Mr. Powell’s compensation, other accounts managed by Mr. Powell, and Mr. Powell’s ownership of Fund Shares.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund.

[The Subadviser] has provided the initial investment in the Fund. Accordingly, as of the date of this prospectus, [the Subadviser] owned 100% of the Fund’s voting securities. For so long as [the Subadviser] continues to own more than 25% of the Fund’s voting securities, it may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. However, it is expected that as the Fund commences investment operations and its Shares are sold to the public, [the Subadviser’s] control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

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Determination of Net Asset Value

The price of the Fund’s Shares is based on its NAV. The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”).

As discussed in further detail herein, although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

With respect to securities for which market values are not readily available, including securities of Portfolio Companies, Portfolio Funds, and other private investments, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in private securities, and has delegated to the Adviser general responsibility for determining, in accordance with the Valuation Procedures, the value of the Fund’s securities. As a general principle, the fair value of a Fund asset should reflect the amount that the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Board reviews certain fair valuation information at its regularly scheduled meetings and also reviews the Valuation Procedures periodically. The Adviser anticipates that a significant portion of the Fund’s net assets will be valued at fair value.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Adviser in accordance with the Valuation Procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” may occur if the Adviser determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

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When determining the price for a Fair Value Asset, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination, and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s annual audited financial statements, which are prepared in accordance with U.S. GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under U.S. GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

In general, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

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General Valuation Information. In determining the market value of portfolio investments, the Fund expects for certain investments to employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by the Adviser pursuant to the Valuation Procedures. All Fund assets and liabilities for which market quotations are not readily available held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Adviser in accordance with the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Valuation of Portfolio Funds.

Generally. In valuing The Fund’s investments in Portfolio Funds, the Adviser, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arms’ length transaction. In general, the Adviser will rely primarily on any estimated or actual (as applicable) unaudited values provided by the Portfolio Fund’s manager or sponsor if such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets less such Portfolio Fund’s liabilities. The Adviser will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Adviser has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Adviser may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Adviser will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Fund’s interest in such Portfolio Fund.

The Fund generally expects that most Portfolio Funds in which it will invest will comply with U.S. GAAP and provide annual audited financial statements. In general, the Adviser will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value their assets under the Investment Company Act and pursuant to U.S. GAAP (as applicable) for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund.

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Portfolio Funds. Typically, the Fund expects to receive unaudited values from Portfolio Funds on a quarterly basis and audited values on an annual basis. In general, it is anticipated that such valuation information from these Portfolio Funds will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end. Therefore, the most recently provided valuation information from these Portfolio Funds for purposes of calculating the Fund’s NAV will typically be adjusted by the Adviser pursuant to the Valuation Procedures to estimate the fair value of the interests in such Portfolio Funds, as described below. The Fund may, but is not required to, engage an independent third party valuation firm to assist to determine or to opine on the reasonableness of the adjusted value.

In general, prior to investing in any Portfolio Fund, and periodically thereafter, the Adviser’s due diligence process may include, but not be limited to: (1) review of such fund’s unaudited quarterly and audited annual financial statements and other investment reports for any indication of valuation issues; (2) discussions with such fund’s management regarding the status of its investment portfolios, which will be conducted on at least a quarterly basis; and/or (3) any other measures deemed appropriate under the circumstances.

In valuing Portfolio Fund investments held in the Fund’s portfolio, the Adviser will rely primarily on such unaudited valuation statements received from such funds, as indicated above. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is significantly earlier than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for (1) cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; (2) changes in the valuation of relevant indices; and (3) such other factors that the Adviser deems appropriate, including those set forth in greater detail below, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors).

Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth above and in the Valuation Procedures, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period—if provided by the Portfolio Fund—for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward, including, for example, any adjustments to the relevant indices discussed above.

Adjustments. Although the Valuation Procedures approved by the Board provide that the Adviser may, in certain circumstances, rely primarily on the valuations provided by the Portfolio Fund managers or their administrators, the Adviser will not be able to confirm independently the accuracy of any unaudited valuations provided thereby.

The valuations reported by the managers of the Portfolio Funds, upon which the Fund may in certain circumstances primarily rely in calculating its NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will calculate the Fund’s Share price for investors purchasing Shares, pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, or properly used by the Fund as a component of determining the fair value of their interest in that Portfolio Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid by the Fund based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing shareholder (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholder who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from managers or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to Share purchases.

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Valuation of Certain Other Assets.

Equity Investments Traded on an Exchange. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by an independent third-party pricing services, each in accordance with Valuation Procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Registered Funds. Shares of mutual funds (i.e., registered open-end funds), including money-market funds, are valued at their reported NAV. Shares of underlying registered exchange-traded closed-end funds or other registered ETFs will be valued at their most recent closing price.

Plan of Distribution and the Fund’s Web App

This offering is being made directly by us, and we have not retained and do not intend to retain an underwriter, dealer manager, or broker-dealer in connection with the offer and sale of the Shares offered pursuant to this prospectus. We market Fund Shares directly to investors via social media posts and other channels, which direct potential investors to the Web App, where investors may purchase Shares directly from the Fund.

Shares are available for purchase directly from the Fund through the Web App. The Web App is owned and operated by Sweater Inc., the Adviser’s parent company. [The Fund will not pay Sweater Inc. any fee or other remuneration for use of the Web App by the Fund and its shareholders.]

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The minimum initial investment for Fund Shares is $500, with a $[●] minimum for subsequent investments. There is no minimum for additional Share purchases made pursuant to the Fund’s dividend reinvestment plan. The Fund may waive or reduce these minimums in the discretion of the Adviser based on the Adviser’s consideration of various factors, including the investor’s overall relationship with the Adviser or the Subadviser. The Fund, in the sole discretion of the Adviser, may also aggregate the accounts of affiliated investors for purposes of determining satisfaction of these minimum investment amounts.

Getting Started – Opening an Account

If you are a new investor, you will need to open an account with the Fund through the Web App before you may purchase Shares. The Web App is available at [●] and is free to access and use.

The Web App will provide step-by-step instructions to open and fund a new account, and this application process is completed entirely through the Web App. As part of this process, and prior to opening your account, the Fund will collect certain information from you through the Web App in accordance with its anti-money laundering and know-your-customer policies and procedures.

You will need to link one of your bank accounts to the account you create through the Web App prior to purchasing Shares. Share purchases will be funded through electronic funds transfer from your linked bank account. The Fund, through the Web App, will not accept cash, credit card convenience checks, prepaid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase Shares. The service provider Sweater Inc. has retained to process electronic transfers from your bank account will charge you a fee for these transfers. Please see the information provided in the Web App for additional information about this fee.

The Fund will also use electronic funds transfer to transfer proceeds from Share repurchases. In addition, if you elect to receive dividends in cash, the Fund will transfer any Fund dividends through electronic funds transfer. In each case, prior to sending any Share repurchase proceeds or cash dividends, we may ask you to confirm your bank account information through the Web App.

We will retain on file the bank information you submit through the Web App for future Share purchases and for sending Share repurchase proceeds (and for payment of any dividends if you elect to receive dividends in cash). When you open a Fund account through the Web App and purchase Shares, it does not create a checking or other bank account relationship with the Fund or any bank.

Purchasing Shares

Once we have opened your account, including confirming that you have linked your bank account through the Web App, you may use the Web App to submit orders to purchase Shares at any time. To make a same day investment, your order via the Web App and subscription funds must be received and accepted by us prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). Share purchase requests will be processed at the NAV next calculated after we accept your purchase request and subscription funds. While the Web App is intended to be the exclusive means through which investors may purchase Shares, if you would like to purchase Shares during any period where the Web App is experiencing a widespread outage, please call us toll-free at [●] for information about how you may submit orders to purchase Shares outside of the Web App.

Please note that the Fund may stop offering Shares completely or may offer Shares only on a limited basis, for a period of time or permanently. The Fund may also restrict, reject, or cancel purchase orders. When you buy Shares, it does not create a checking or other bank account relationship with the Fund or any bank. The service provider Sweater Inc. has retained to process electronic transfers from your bank account will charge you a fee for these transfers. Please see the information available through the Web App for additional information about this fee.

Automatic Investment Program – Subsequent Investments

Shareholders may participate in the Fund’s automatic investment program, an investment program that automatically moves money from a shareholder’s bank account and invests it in the Fund through the use of monthly electronic funds transfers. Under this program, a shareholder can pre-authorize monthly or more frequent transfers from the shareholder’s bank account of a fixed amount to purchase Shares at the NAV next calculated after we receive the funds. The minimum monthly automatic transfer amount is $[●].

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You will be invited to participate in the Fund’s automatic investment program as part of opening your Fund account through the Web App. If you are an existing shareholder, you may establish a new automatic investment program, or modify your existing automatic investment program, at any time through logging into your Web App account and following the step-by-step instructions. There is no fee for participating in the automatic investment program.

Additional Information about the Web App

Through the Web App you will be able to obtain or view your account information, access Fund shareholder reports and NAV information, view certain Fund holdings information, buy Fund Shares, establish an automatic investment program, and submit redemption requests.

When registering to open an account through the Web App, you will be asked to accept the terms of an online agreement(s), create a user profile and establish a password for online services. You will be automatically enrolled for electronic delivery of your Fund shareholder documents. This will allow you to receive electronic delivery (through the Web App) of the Fund’s prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and certain other Fund notices and information. Paper copies of shareholder documents may be requested by shareholders by calling us toll-free at 1-888-577-7987 or by emailing us at support@sweaterventures.com. Using the Web App means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we and our agents follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information and also may record calls. We will refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately at 1-888-577-7987 if you believe someone has obtained unauthorized access to your account or password.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. The Fund is intended solely for long-term investment by shareholders who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. You may lose part or all of the amount you invest in the Fund, and you should therefore not invest in the Fund unless you can readily bear the consequences of such loss. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. In addition, please consider carefully how the Fund’s investment strategies fit into your overall investment portfolios, because the Fund is not designed to be, by itself, a well-balanced or complete investment program for any particular investor.

The Fund’s Shares should be considered an illiquid investment. You will not be able to tender your Shares to the Fund for repurchase on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund will only offer to repurchase a limited portion of its Shares twice a year, with the first such Share repurchase window scheduled for [●] 2025. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor should you rely on a secondary market developing in the future. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis.

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Transfer Restrictions

There is no public market for the Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in Shares may be provided only through periodic repurchase offers by the Fund.

If a shareholder attempts to transfer Shares in violation of the Fund’s transfer restrictions, described below, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

●	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

●	with the written consent of the Fund, which may be withheld in the sole discretion of the Adviser, the Board or their delegate.

Notice to the Fund of any proposed transfer of Shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on Shares at any time. In purchasing Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Fund’s Declaration of Trust, Bylaws or policies adopted by the Board, or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

Advertising, Sales and other Promotional Materials

In addition to this prospectus and the other materials included in the Fund’s registration statement, subject to limitations imposed by applicable laws and regulations, the Fund expects to use additional advertising, sales and other promotional materials in connection with the continuous offering of Shares. These materials may include (1) information relating to the Fund’s registration statement, the past performance of the Fund, articles and public advertisements, and audio-visual materials, and (2) certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material, in each case only as authorized by the Fund and subject to limitations imposed by applicable laws and regulations. Although these materials will not contain information in conflict with the information provided by the Fund’s registration statement and will be prepared with a view to presenting a balanced discussion of risk and reward with respect to the Fund’s Shares, these materials will not give a complete understanding of the continuous offering of Shares, the Fund or the Fund’s Shares, and are not to be considered part of this prospectus or registration statement. The continuous offering of the Fund’s Shares is made only by means of this registration statement and prospective investors must read and rely on the information provided in this registration statement in connection with their decision to invest in the Fund’s Shares.

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Share Repurchases

The Fund is a closed-end interval fund and, to provide limited liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for Shares exists, and none is expected to develop in the future. Consequently, and regardless of how the Fund performs, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted a fundamental policy—which cannot be changed without shareholder approval—requiring it to offer to repurchase between 5% and 25% of the Fund’s outstanding Shares at NAV every six months, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund currently intends to repurchase 5% of its outstanding shares during each such offer. All requests to repurchase Shares must be submitted through the Web App, and exceptions will only be made where the Web App is experiencing a widespread outage or malfunction (as discussed below under “Submitting Repurchase Requests”).

Repurchase Dates

The Fund expects to commence Share repurchases in [●], with the initial Repurchase Request Deadline—i.e., the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer—occurring in [●] 2025, and the Repurchase Offer Notice (defined below) being sent to shareholders in [●] 2025. The Fund expects the second Repurchase Request Deadline to occur in [●] 2025, and thereafter that Repurchase Request Deadlines will occur in [●] and [●] of each year.

Repurchase Offer Notices

For each repurchase offer, the Fund will send, at least 21 days before the Repurchase Request Deadline, a written notice (which is currently expected to be sent through email to the extent permitted by law, including SEC and SEC staff guidance on electronic communications, and subject to rights shareholders may have to elect to receive certain reports and notices in paper) (the “Repurchase Offer Notice”) to each shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase (expected to be 5% for each repurchase offer);

●	The Repurchase Request Deadline—i.e., the date on which a shareholder’s repurchase request is due;

●	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”);

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase;

●	The NAV of the Shares as of a date no more than seven days before the date of the Repurchase Offer Notice;

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline; and

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

Submitting Repurchase Requests

The Web App provides instructions for submitting repurchase requests. All requests to repurchase Shares must be submitted through the Web App at or prior to the applicable Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with proper instruction submitted to the Fund in good form at any point before the Repurchase Request Deadline. Requests to withdraw or change a repurchase request should be made through the Web App.

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While the Web App is intended to be the exclusive means through which repurchase requests may be submitted, the Fund will permit repurchase requests to be submitted manually during any period that the Web App is malfunctioning or otherwise experiencing a widespread outage. If you would like to submit a repurchase request but are unable to do so because the Web App is not working or is malfunctioning, please call us toll-free at 1-888-577-7987 for information about how you may submit your repurchase request outside the Web App.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next Business Day if the 14th day is not a Business Day). Payment for all Shares repurchased pursuant to these offers will be made in cash not later than seven days after the Repurchase Pricing Date, and will typically be sent by electronic funds transfer to the bank account you have linked through the Web App (although we may ask you to confirm your bank account information before sending any Share repurchase proceeds).

The Fund’s NAV per Share may change materially between the date a Repurchase Offer Notice is issued and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates its NAV is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain more recent NAV information through the Web App.

Early Repurchase Fee (for those holding Shares less than 546 days)

If you tender Shares and the Fund repurchases those Shares within 545 days (approximately 18 months) following the purchase date, you will generally pay an early repurchase fee according to the following schedule:

Days after purchase	185	365	545	546 or more
Early repurchase fee	2.0%	1.5%	0.5%	0.0%

The early repurchase fee will be based on the value of the Shares repurchased by the Fund and will be deducted from (and thus reduce) the repurchase proceeds. Shares held longest will be treated as being repurchased first, and Shares held shortest will be treated as repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for more than 545 days are not subject to any repurchase fee.

Repurchase fees are paid to the Fund directly and are intended to offset costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares. The Fund may modify the amount of a repurchase fee (but not increase it beyond 2.0%), or the time period for which a repurchase fee applies, at any time. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Fund shareholders. Any such suspension would require the approval of a majority of the Board (including a majority of the trustees who are not “interested persons” of the Fund) in accordance with Rule 23c-3 of the Investment Company Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal operations.

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Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board will set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund (expected to be 5% of the Fund’s outstanding Shares for each repurchase offer). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, increasing the likelihood of proration.

There is no assurance that you will be able to have your Shares repurchased when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes a Repurchase Offer Notice until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer (expected to be 5%). The Fund may be required to liquidate investments, including at a time when it may not be advantageous to do so, in order to meet these liquidity requirements, which could cause the Fund to realize losses. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

Minimum Account Balance

If you tender some but not all of your Shares for repurchase, you will be required to maintain a minimum Fund account balance of $500 after giving effect to the repurchase. If the value of your Fund account falls below $500 as a result of you tendering a portion of your Shares for repurchase, the Fund may repurchase all of your remaining Shares at any time without notice and send you the proceeds. You may incur a tax liability as a result of the Fund repurchasing your Shares.

The Board may change this account minimum balance requirement from time to time, or waive this minimum in whole or in part.

Borrowing

The Fund is permitted to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from shareholders pursuant to the semiannual repurchase offers and otherwise to provide the Fund with temporary liquidity.

The amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the Investment Company) of at least 300%. If the Fund does borrow, interest on the amount borrowed by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

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Distributions

The Fund intends to elect to qualify annually as a RIC under the Code, and intends to distribute at least 90% of its annual net taxable income to Fund shareholders. For any distribution, the Fund will calculate each shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including investments), non-capital gains proceeds from the sale of assets (including investments), dividends or other distributions paid to the Fund on account of investments by the Fund in Portfolio Companies and/or Portfolio Funds and expense reimbursements from the [Adviser]. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be sent to Fund shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from its offering of Shares. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment in the Fund rather than a return of earnings or gains derived from the Fund’s investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser and the Subadviser. See “Tax Matters” for additional information. There can be no assurance that the Fund will be able to pay distributions to shareholders at a specific rate or at all.

Each Fund shareholders will automatically have all Fund distributions (if any) reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder makes an election to receive Fund distributions in cash. See “Dividend Reinvestment Plan,” immediately below.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at The Champion Fund c/o [●], [●]. Such written notice must be received by the Administrator at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Administrator, on the shareholder’s behalf, will receive additional authorized Shares from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share as of the date of such distribution.

The Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records.

Neither the Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

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The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters” below for additional information.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan.

All correspondence concerning the dividend reinvestment plan should be directed to, and additional information may be obtained from, the Administrator at The Champion Fund c/o [●], [●].

If you elect to receive dividends in cash (as described above), the Fund will transfer any Fund dividends through electronic funds transfer to the bank account you have linked to your Fund account through the Web App (although we may ask you to confirm your bank account information through before sending any cash dividends).

Description of the Fund and its Shares

The Fund is a statutory trust organized under the laws of the State of Delaware. The Fund is authorized to issue an unlimited number of Shares.

The Fund currently offers one class of Shares. All such Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Except as permitted by the Fund’s interval structure, no shareholders have the right to require repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. See the section “Share Repurchases” above.

The Fund’s Declaration of Trust provides that the Board may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board does not have current plans to offer additional classes of Fund Shares, but may in the future.

Each whole Share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund may be terminated at any time by the action of a majority of the Trustees without shareholder vote or consent. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, shareholders are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the Shares).

The Fund’s Declaration of Trust provides that the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the Superior Court of the State of Delaware, shall be the sole and exclusive forum for any suit, action or proceeding brought by or in the right of any Fund shareholder seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Fund’s Declaration or the Trust, any series or class or any Shares, including any claim of any nature against the Fund or the Fund’s Trustees or officers. The Fund’s Declaration of Trust further provides that, notwithstanding the foregoing, the U.S. Federal District Courts will be the exclusive forum for causes of action arising under the federal securities laws (other than where the Fund consents in writing to the selection of an alternative forum).

These exclusive forum provisions may increase costs for a Fund shareholder to bring a claim or may prevent a shareholder from bringing a claim in a judicial forum that the shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under federal securities laws be brought in U.S. Federal District Courts is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

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The Fund’s Declaration of Trust also requires that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any suit, action, or proceeding brought in the Superior Court of the State of Delaware. This waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Fund’s Declaration of Trust and Bylaws, each as amended, both of which are on file with the SEC.

Fund Expenses

Fund Expenses

The Fund will pay all of its expenses and/or reimburse the [Adviser] or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. In addition to the Management Fee paid by the Fund to the [Adviser], Fund expenses include, but are not limited to: (i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) Fund costs of borrowings; (ix) costs of any third parties retained to provide services to the Fund, including costs and fees of the Fund’s Administrator, Custodian, independent registered public accounting firm, and legal counsel; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xvi) expenses of printing and mailing Fund prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xviii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. The Fund may need to sell Fund investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

As of [●], [●], the Fund has incurred approximately $[●] in expenses in connection with the Fund’s organization and approximately $[●] in offering expenses, and the Fund incurred additional organizational and offering expenses prior to its commencement of operations on [●], [●]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of its Shares will be amortized by the Fund over the 12-month period beginning on the date the Fund first accepts outside investors. Thereafter, the Fund will also bear directly certain ongoing offering and marketing costs associated with its planned continuous Share offering, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or by Fund shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

The Adviser will bear all of its own ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties to the Fund, and the salaries or other compensation of the employees of the Adviser.

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Expense Limitation Agreement

The Fund has entered into an Expense Limitation Agreement pursuant to which the [Adviser] has agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 4.90% of the Fund’s average daily net assets.

The [Adviser] is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the [Adviser] for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the [Adviser], whichever is lower.

This contractual expense limitation will remain in effect through [●], [●], the one-year anniversary of the date of this prospectus, unless terminated earlier by the Fund’s Board upon not less than 30 days’ written notice to the [Adviser].

Tax Matters

The following is a brief summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Fund Shares. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in Shares. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold Fund Shares as capital assets (within the meaning of the Code). This summary is based on the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Fund Shares who is for U.S. federal income tax purposes:

●	A citizen or individual resident of the United States;

●	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of Fund Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to an investor of an investment in Fund Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

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Taxation as a Registered Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund would generally not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally Fund ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income that it distributes (or is deemed to distribute) to Fund shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income, unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year, and (iii) any income and gains recognized, but not distributed, from previous years on which the Fund paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

(i)	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”); and

(ii)	diversify its holdings so that, at the end of each quarter of the taxable year,

a.	at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and

b.	not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code) (the “Diversification Tests”).

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement even though the Fund will not have received a corresponding cash payment. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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The Fund is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy distribution requirements, although it does not currently intend to do so. The Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’ status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the Investment Company Act, the Fund is not permitted to make distributions to its shareholders while Fund debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited from making distributions, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain Fund investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The [Adviser] will monitor Fund transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

The Fund may invest a significant portion of its assets in Portfolio Companies and Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes. As a result, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Company or Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in the Portfolio Companies and Portfolio Funds, when it is disadvantageous to do so in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax. Portfolio Companies and Portfolio Fund classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% Income Test described above. In order to meet the 90% Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of the income of such a Portfolio Company or Portfolio Fund until such income has been earned by the Portfolio Company or Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% Income Test.

It may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Companies or Portfolio Funds that are classified as partnerships for federal income tax purposes. In the event that the Fund believes that it is possible that it will fail the Diversification Tests at the end of any quarter of a taxable year, it may seek to take certain actions to avert this failure, including by acquiring additional investments to come into compliance with the Diversification Tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Company or Portfolio Fund that limit use of this cure period.

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As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Companies or Portfolio Funds that would otherwise be consistent with the Fund’s investment strategy or could require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

It is possible that the Fund may invest in non-U.S. entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If the Fund acquires shares in a PFIC, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year Fund shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in Fund income. Under either election, the Fund may be required to recognize in a year income in excess of our distributions from PFICs and Fund proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to the Fund in the same taxable year to which the income is included in Fund income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if the Fund does not receive distributions from the QEF during such taxable year. The IRS and U.S. Treasury Department have issued regulations that provide that as long as the required income inclusion from a QEF is derived with respect to a RIC’s business of investing in stocks, securities, or currencies, the amount will be treated as “good income” for purposes of the 90% Income Test, even if not distributed by the QEF. Therefore, based on these regulations, the Fund should not need to plan for distributions from a QEF to be assured the required income inclusions will be treated as “good income” for purposes of the 90% Income Test. Even though “good income” from a QEF may not be accompanied by a corresponding distribution, the Fund would still be required to take such an income inclusion into account in determining the amount the Fund must distribute in order to satisfy the Annual Distribution Requirement and Excise Tax Avoidance Requirement.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Holder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Holders. A “U.S. Holder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. The IRS and U.S. Treasury Department have issued regulations that provide that as long as the required income inclusion from a CFC is derived with respect to a RIC’s business of investing in stocks, securities, or currencies, the amount will be treated as “good income” for purposes of the 90% Income Test, even if not distributed by the CFC. If the Fund is treated as receiving a deemed distribution from a CFC (which will be treated as “good income” for purposes of the 90% Income Test), the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to Fund shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Fund distributions generally are taxable to U.S. shareholders as either dividend income or capital gains. Distributions of Fund “investment company taxable income” (which is, generally, Fund net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of Fund net capital gains (which is generally Fund realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the U.S. shareholder.

The Fund may elect to retain any net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to Fund shareholders who will be treated as if each shareholder received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for Fund Shares held by an amount equal to the deemed distribution less the tax credit.

The Fund does not expect that special share distributions that it pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Fund stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the Shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

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For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of the investor’s investment.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. See “Income from Repurchases of Shares – U.S. Shareholders” below for additional information.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Shares (unless the Shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in Fund Shares should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Shares.

To the extent the Fund is not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of the Fund’s “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, Fund Shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include shareholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary U.S. Treasury regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, trustees’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required shareholders communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in Fund Shares.

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The Fund may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in Fund Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Fund Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in Shares.

Distributions of Fund investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Fund Shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of Fund dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of Fund net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in Fund Shares may not be appropriate for a non-U.S. shareholder.

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A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of Shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Fund Shares.

Income from Repurchases of Shares – U.S. Shareholders

Generally

A U.S. shareholder who participates in a repurchase of Shares will, depending on such U.S. shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment

Generally, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that the U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

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A sale of Fund Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders desiring to satisfy the “complete termination” test through waiver of attribution should consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by the U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by the U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by the shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs of the Fund will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Fund Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and those Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment

If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

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Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the shareholder of a dividend, the shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder: (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances. No portion of any dividend is expected to be eligible for the dividends received deduction.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other Fund shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult with their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

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Failure to Qualify as a RIC

If the Fund fails to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, the Fund would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Fund would not be able to deduct distributions to its shareholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to Fund shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, the Fund’s corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; the Fund’s non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of its previously undistributed earnings attributable to the period that the Fund failed to qualify as a RIC by the end of the first year that the Fund intends to requalify as a RIC. If the Fund fails to requalify as a RIC for a period greater than two taxable years, the Fund may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Certain ERISA Matters

Because the Fund is registered as an investment company under the Investment Company Act, the Fund’s assets will not be considered to be “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and none of the Adviser, the Subadviser or the Trustees will be considered fiduciaries of any shareholder under ERISA.

Certain Fund Service Providers

Administrator

The Fund has entered into an Administration and Fund Accounting Agreement with [●] (the Administrator) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services (including computing the Fund’s NAV) and assisting the Fund with regulatory filings, tax compliance and other oversight activities. The Administrator also serves as the Fund’s dividend reinvestment agent pursuant to the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan” above.

For its fund accounting, regulatory and legal administrative services, and tax preparation, compliance and reporting services, the Fund pays the Administrator a fee equal to [●], subject to certain annual caps and minimum payments, as well as certain other fixed, per-filing and transactional fees. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. The Administrator is paid out of the assets of the Fund, and therefore these fees and expenses will decrease the net profits or increases the net losses of the Fund. The fees paid to the Administrator and the other terms of the Administration and Fund Accounting Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administrator’s principal business address is [●].

Custodian

[●] serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or the Subadviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the [●] or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. [●]’s principal business address is [●].

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Independent Registered Public Accounting Firm

[●], located at [●], is the Fund’s independent registered public accounting firm and is expected to render an opinion annually on the financial statements of the Fund.

Legal Counsel

[●], located at [●], acts as legal counsel to the Fund and to the Adviser.

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Privacy Notice

This Privacy Notice of The Champion Fund (the “Fund”) applies only to investors, or their legal representatives, who are individuals and to certain entities that are essentially “alter egos” of individuals (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles) that are investing in the Fund primarily for personal, family, or household purposes.

Our Commitment to Your Privacy: We are sensitive to the privacy concerns of our investors. We have a policy of protecting the confidentiality and security of information we collect about you. We are providing you with this notice to help you better understand why and how we collect certain personal information, the care with which we treat that information, and how we use that information.

“Non-public personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

Sources of Non-Public Information: We collect non-public personal information about you from the following sources:

●	Information we receive from you on applications or other forms, including information you submit through the Sweater web application (the “Web App”) in connection with opening and funding a Fund account. This information includes your name, address, social security number or tax identification number, email address, citizenship and residency information, bank account information, and other household information.

●	Information about your transactions with us, such as your Fund account balance and transaction history.

●	Information captured on the Fund’s website and through the Web App, including registration information and any information captured via “cookies.”

Disclosure of Information: We do not disclose any non-public personal information about you to anyone, except as permitted or required by law or regulation and to our affiliates and service providers, including, but not limited to, the Fund’s investment adviser, administrator, transfer agent, vendors engaged to assist the Fund in fulfilling its anti-money laundering and know-your-customer policies and procedures with respect to current and potential Fund investors, and/or consultants. All such companies are contractually or legally obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We may also share your non-public personal information with other entities for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;

●	To report suspicious transactions to government agencies and law enforcement officials;

●	To protect against fraud; or

●	To provide products and services with the consent or direction of the customer.

Except as described above, and except for information we provide to non-affiliated third parties as otherwise required or permitted by law, we do not share non-public information about you with non-affiliated third parties.

Former Investors: We maintain non-public personal information of our former Fund investors and apply the same policies that apply to current Fund investors.

Information Security: We consider the protection of sensitive information to be a sound business practice, and to that end we employ physical, electronic and procedural safeguards to protect your non-public personal information in our possession or under our control.

Further Information: We reserve the right to change our privacy policies and this Privacy Notice at any time. The examples contained in this notice are illustrations only and are not intended to be exclusive. If you have any questions about this Privacy Notice, please contact us at support@sweaterventures.com.

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PRELIMINARY STATEMENT OF ADDITIONAL INFORMATOIN

Subject to completion, dated May 9, 2025

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Champion Fund

[●], 2028

This Statement of Additional Information (“SAI”) of The Champion Fund (the “Fund”) is not a prospectus, but should be read in conjunction with the Fund’s prospectus dated [●], 2025, as revised from time to time. You should read the Fund’s prospectus prior to purchasing Fund shares. For a free copy of the Fund’s current prospectus, please call us toll-free at 1-888-577-7987 or visit our website at [●]. The information on the Fund’s website is not incorporated by reference into this SAI you should not consider it a part of this SAI. The Fund’s prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Table of Contents

General Information and History	1
Investment Objective and Policies	1
Management of the Fund	3
Fund Expenses	10
Portfolio Transactions and Brokerage	11
Control Persons and Principal Shareholders	12
Custodian	12
Report of the Independent Registered Public Accounting Firm	12
Financial Statements	12

i

General Information and History

The Fund is registered under the Investment Company Act as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund was organized as a Delaware statutory trust on December 9, 2024, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history.

The Fund currently offers one class of shares of beneficial interest in the Fund (“Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. The Fund may suspend its offering of Shares at any time and may refuse any order to purchase Shares.

Each Share has one vote, with fractional Shares voting proportionally. The Shares are not listed on any securities exchange, there is currently no secondary market for the Shares, and potential shareholders should not rely on a secondary market developing in the future for the Shares. Shareholders will not have the right to redeem their Shares. However, as described in the prospectus, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s Board of Trustees (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Sweater Industries LLC is the Fund’s investment adviser (the “Adviser”). The Adviser has retained Champion Advisors LLC to act as the Fund’s subadviser (the “Subadviser”).

Investment Objective and Policies

The Fund’s investment objective and principal investment strategies, along with the principal risks associated with these investment strategies, are set forth in the Fund’s prospectus. Certain additional information regarding the Fund’s investment program is set forth below.

Fundamental Policies

As fundamental investment policies, which may not be changed without the “vote of a majority of the outstanding voting securities” (discussed below):

1.	The Fund may not and will not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the Investment Company Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in technology and technology-related industries.

2.	The Fund may not and will not borrow money, except to the extent permitted by the Investment Company Act.

3.	The Fund may not and will not issue senior securities, except to the extent permitted by the Investment Company Act;

4.	The Fund may not and will not underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under certain federal securities laws.

5.	The Fund may not and will not make loans to the extent prohibited by the Investment Company Act.

6.	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the Investment Company Act and the rules and regulations thereunder.

7.	The Fund may not and will not engage in short sales, purchases on margin and the writing of put and call options to the extent prohibited by the Investment Company Act.

8.	The Fund may not and will not purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

In addition, as a fundamental policy, the Fund will offer to repurchase between 5% and 25% of its outstanding Shares at net asset value every six months, with the first such repurchase occurring in [●] 2025, unless suspended or postponed in accordance with Rule 23c-3 under the Investment Company Act.

The Investment Company Act provides that a “vote of a majority of the outstanding voting securities” of an investment company means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the investment company, or (2) 67% or more of the investment company’s shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

Important Notations Regarding the Fund’s Fundamental Policies. The following notations are not considered to be part of the Fund’s fundamental policies and, therefore, are subject to change without shareholder approval.

Concentration. Although the Investment Company Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. The Fund will consider the concentration policy of any underlying Portfolio Companies in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of the Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. For this purpose, technology and technology- related industries include companies operating in the information technology and telecommunication services sectors and in the following industries: internet and catalog retail; media; electrical equipment; biotechnology; health care equipment and supplies; and health care technology. Technology and technology- related industries may also include, in the judgment of the Adviser, companies operating in other sectors, sub-sectors and industries. The Adviser may, but need not, consider industry classifications provided by third parties.

Borrowing. With respect to the fundamental policy relating to borrowing money set forth in policy #2 above, the Investment Company Act, including the rules and regulations thereunder, generally prohibits the Fund from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. The policy in #2 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and interpretations by the SEC and its staff, and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act and interpretations by the SEC and its staff. Under the Investment Company Act, the Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

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General. For purposes of the Fund’s fundamental policies, all percentage limitations on investments will apply at the time of the making of an investment, and will not be deemed violated unless an excess or deficiency occurs immediately after and as a result of such investment.

Non-Fundamental Policies

As a non-fundamental investment policy, which may be changed by the Board without shareholder approval, the Fund will invest no more than 15% of its net assets in pooled investment vehicles, including other venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (collectively, “Private Funds”). This 15% limitation will apply at the time the Fund makes a commitment to invest in a Private Fund, will assume that the full commitment amount has been invested in the applicable Private Fund, and will not be deemed violated unless the Fund exceeds the 15% limitation immediately after and as a result of such commitment.

The Adviser anticipates that all or nearly all of the Portfolio Funds in which the Fund may invest will be Private Funds subject to this 15% restriction. The Fund has adopted this non-fundamental policy because the SEC staff has taken the position that registered closed-end funds that invest more than 15% of their net assets in Private Funds must be limited to “accredited investors” (as that term is defined under Regulation D adopted under the Securities Act of 1933). Should the SEC staff change its position on this matter in the future, the Fund may request that the Board modify or remove this non-fundamental investment restriction.

In addition, the Fund’s investment objective is non-fundamental, and may be changed by the Board without shareholder approval.

Management of the Fund

The business and affairs of the Fund are managed under the direction of the Fund’s Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the members of the Board are persons who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”) of the Fund, the Adviser, or the Subadviser. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. Subject to the provisions of Delaware law and the Fund’s Agreement and Declaration of Trust, the Trustees will have all powers necessary and convenient to carry out this responsibility.

Trustees and Officers

The charts below identify the Fund’s Trustees and officers as of the date of this SAI. The address of each Trustee and Fund officer is 2000 Central Ave., Boulder, Colorado 80301.

Name, Year of Birth, Position(s) held with the Fund, and Length of Service(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
[Independent Trustee #1] (Born [●]), Trustee since 2025	[●]	1	[●]
[Independent Trustee #2] (Born [●]), Trustee since 2025	[●]	1	[●]
Interested Trustee
[Interested Trustee #1](3) (Born [●]), Trustee since 2025	[●]	1	[●]

(1)	Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

(2)	The “Fund Complex” consists of the Fund only.

(3)	[Interested Trustee #1] is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of [his/her] [affiliation with the Adviser and/or its affiliates].
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Additional Officers of the Fund

Name, Year of Birth, Position(s) held with the Fund	Length of Service with the Fund	Principal Occupation(s) During the Past 5 Years
[President] (Born [●]), President	Since 2025	[●]
[Treasurer] (Born [●]), Treasurer	Since 2025	[●]
[Secretary] (Born [●]), Secretary	Since 2025	[●]
[Chief Compliance Officer] (Born [●]), Chief Compliance Officer	Since 2025	[●]

As of [●], 2025, the Trustees and Officers of the Fund as a group owned less than one percent of the Fund’s outstanding Shares.

Board Leadership and Structure

The Board is currently comprised of [three] Trustees, [two] of whom are Independent Trustees, which means they are not interested persons of the Fund, the Adviser, or the Subadviser. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently serves as Chair of the Board.

Board Standing Committees

The Board has established two standing committees to facilitate the Trustees’ oversight of the management of the Fund: an Audit Committee and a Nomination and Compensation Committee. Each Committee is chaired by an Independent Trustee. The scope of each committee’s responsibilities is discussed in greater detail below:

●	Audit Committee. The Audit Committee’s responsibilities include, but are not limited to, assisting the Board’s oversight of the preparation of the Fund’s financial statements and internal audit functions, and evaluating and reviewing all matters pertaining to the Fund’s independent auditors, including their independence. The Committee discharges this oversite by meeting periodically with the Fund’s management and with the Fund’s independent auditors, and by keeping current on industry developments.

The Committee is comprised of the Fund’s two Independent Trustees. [●] currently serves as Chair of the Committee.

●	Nomination and Compensation Committee. The Nomination and Compensation Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as Trustees on the Board; (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created, and/or in contemplation of a shareholders’ meeting at which one or more Trustees are to be elected; (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval; and (iv) considering and evaluating nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Shareholders who wish to recommend a nominee to serve as a Trustee on the Board should send nominations to the Secretary of the Fund. Shareholder nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Fund shareholders. The Committee may also request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Committee will consider nomination recommendations by Fund shareholders for up to one year from receipt.

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In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Fund to Board members.

The Committee is comprised of the Fund’s two Independent Trustees. [●] currently serves as Chair of the Committee.

The Board has determined that this committee structure allows it to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s Adviser and Subadviser, the Board regularly receives reports regarding Fund investment risks and compliance risks. The Board’s committee structure allows its separate committees to focus on different aspects of these risks and their potential impact on the Fund, and to discuss with the Fund’s Adviser and Subadviser how they monitor and control such risks. The Board has adopted a written charter for each Committee. The Board reviews its leadership and committee structure periodically, and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Trustee Qualifications

The Board has determined that each Trustee is qualified to serve as a Trustee of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the table above and those summarized below. Among the Qualifications common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other Fund service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his or her duties effectively has been attained through the individual’s business and professional experience and accomplishments and the individual’s educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

The following is a brief summary of certain Qualifications of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

●	[Independent Trustee #1]

●	[Independent Trustee #2]

●	[Interested Trustee #1]

Trustee Ownership of Fund Shares

The table below shows the dollar range of Fund Shares owned by each Trustee as of the date of this SAI:

Name of Trustee	Dollar Range of Fund Shares Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
[Independent Trustee #1]	None	None
[Independent Trustee #2]	None	None
Interested Trustee
[Interested Trustee #1]	None	None

(1)	The Fund had not yet commenced operations as of the date of this SAI.

(2)	The “Family of Investment Companies” consists of the Fund only.
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Trustee Compensation

The Fund pays each Independent Trustee an annual retainer of $[●], which includes compensation for all regular Board and Committee meetings. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund.

[Interested Trustee #1], the Fund’s sole Interested Trustee, receives no compensation from the Fund for his services.

The table below provides information regarding compensation that the Fund expects to pay to each Independent Trustee during the Fund’s initial fiscal period ending [March 31, 2025].

Name of Independent Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(2)
[Independent Trustee #1]	$[●]	$[●]
[Independent Trustee #2]	$[●]	$[●]

(1)	Estimated compensation to be paid to each Independent Trustee for the Fund’s initial fiscal period ending [March 31, 2025].

(2)	The “Family of Investment Companies” consists of the Fund only.

Contacting the Fund’s Trustees

Fund shareholders desiring to send communications to the Board (or to individual Trustees) should address their correspondence to:

The Champion Fund Trustees

2000 Central Ave.

Boulder, Colorado 80301

Indemnification of Trustees and Officers

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Fund’s Adviser and Subadviser

The Adviser

Sweater Industries LLC (the Adviser) serves as the Fund’s investment adviser. The Adviser was formed in July 2021 and is located at 2000 Central Ave., Boulder, Colorado 80301.

The Adviser is a wholly-owned subsidiary of Sweater Inc., which is controlled by Jesse Randall. Mr. Randall[, an affiliate of the Fund by virtue of his position as an officer and Trustee of the Fund as identified above,] is presumed to control the Adviser because of his ownership of the outstanding voting securities of Sweater Inc., the Adviser’s parent company.

Mr. Randall is also an officer or employee of the Adviser and its affiliates, and will benefit from the management fees paid by the Fund to the Adviser.

The Subadviser

The Adviser has entered into a subadvisory contract with [●] (the Subadviser) pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions (the “Subadvisory Contract”). The Subadviser was formed in 2025 and is located at [●].

[●] and [●] are presumed to control the Subadviser because of their respective ownership of the outstanding voting securities of the Subadviser.

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Management Contract and Subadvisory Contract

Management Contract

Under a Management Contract between the Fund and the Adviser that was approved by the Board and by shareholders, the Adviser furnishes and manages a continuous investment program for the Fund. In this regard, and subject to the supervision of the Board, the Adviser is responsible for (i) developing, implementing and supervising the investment program of the Fund and the composition of its portfolio; (ii) determining the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith; and (iii) arranging for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto. The Management Contract permits the Adviser to engage a subadviser to manage the Fund’s portfolio, subject to Board and shareholder approval.

The Management Contract sets the fees the Fund pays to the Adviser (described below), describes the expenses that the Fund is responsible to pay to conduct its business, and provides for the Fund to reimburse the Adviser for any third-party charges and out-of-pocked expenses that the Adviser pays that would be the responsibility of the Fund under the Management Contract (unless such reimbursement is waived by the Adviser). For additional information about the expenses borne by the Fund, please see the “Fund Expenses” section of this SAI.

The Management Contract provides that the Adviser will not be liable to the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund, except a loss resulting from a breach of the Adviser’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Contract. The Management Contract also provides for the Fund to indemnify the Adviser (including any member, director, officer, or employee of the Adviser, and certain of their affiliates), to the fullest extent permitted by law, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence, or from reckless disregard by such party of its duties to the Fund. The Management Contract provides that the rights of indemnification provided therein shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law.

The Management Contract provides for an initial one-year term, and will continue in effect thereafter only so long as its continuance is approved at least annually by vote of either the Board or of Fund shareholders and, in either case, by a vote of a majority of the Independent Trustees. The Management Contract may be terminated at any time, without penalty, by vote of the Board or Fund shareholders, or by the Adviser, in each case upon at least 60 days’ prior written notice to the Adviser or the Fund (as applicable). This 60-day notice requirement may be waived. In general, the Management Contract may be amended only by a vote of Fund shareholders. The Management Contract also terminates without payment of any penalty in the event of its assignment.

In each of the foregoing cases, the vote of Fund shareholders is the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act.

A discussion regarding the basis for the Board’s approval of the Management Contract is included in the Fund’s initial annual or semiannual report to shareholders.

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Subadvisory Contract

The Management Contract between the Fund and the Adviser permits the Adviser to engage a subadviser to manage the Fund’s portfolio, subject to Board and shareholder approval. Under this authority, and with the Board’s and shareholder approval, the Adviser has entered into a Subadvisory Contract with the Subadviser pursuant to which the Adviser has delegated its discretionary investment management responsibilities with respect to the Fund to the Subadviser, subject to oversight of the Adviser.

In connection therewith, and subject to the supervision of the Board and the Adviser, the Subadviser is responsible for: (i) implementing and supervising the investment program of the Fund and the composition of its portfolio; (ii) determining the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith; (iii) arranging for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; all on behalf of the Fund and as described in the Fund’s most current effective registration statement on Form N-2 and as the same may thereafter be amended from time to time. The Subadvisory Contract further requires the Subadviser, in the performance of its duties, to in all material respects: (a) satisfy any applicable fiduciary duties it may have to the Fund; (b) monitor the Fund’s investments; (c) comply with the provisions of the Fund’s Declaration of Trust and By-laws, the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Board and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and (d) assist in the valuation of portfolio securities held by the Fund as reasonably requested by the Adviser or the Fund.

Under the Subadvisory Contract, the Adviser (and not the Fund) pays the Subadviser for its subadvisory services out of the Adviser’s management fee that the Adviser receives from the Fund. The Subadvisory Contract describes the expenses that the Subadviser is not responsible for paying (i.e., items that are Fund expenses, as described below in the “Fund Expenses” section), and provides for the Fund to reimburse the Subadviser for any third-party charges and out-of-pocked expenses that the Subadviser pays that would be the responsibility of the Fund under the Management Contract (unless such reimbursement is waived by the Subadviser). For additional information about the expenses borne by the Fund, please see the “Fund Expenses” section of this SAI.

The Subadvisory Contract provides that the Subadviser will not be liable to the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the Subadviser’s performance under the Subadvisory Contract, except a loss resulting from a breach of the Subadviser’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Subadvisory Contract. The Subadvisory Contract also provides for the Fund to indemnify the Adviser (including any member, director, officer, or employee of the Subadviser, and certain of their affiliates), to the fullest extent permitted by law, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence, or from reckless disregard by such party of its duties to the Fund. The Subadvisory Contract provides that the rights of indemnification provided therein shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law.

The Subadvisory Contract provides for an initial two-year term, and will continue in effect thereafter only so long as its continuance is approved at least annually by vote of either the Board or of Fund shareholders and, in either case, by a vote of a majority of the Independent Trustees. The Subadvisory Contract may be terminated at any time, without penalty, by the Adviser or the Fund upon giving the Subadviser 60 days’ advance written notice thereof, provided that, if terminated by the Fund, such termination must be directed or approved by a vote of a majority of the Fund’s Trustees or by the vote of Fund shareholders. The Subadviser may waive this 60 days’ prior written notice requirement. The Subadviser may also terminate the Subadvisory Contract at any time, without penalty, upon 60 days’ advance written notice to the Fund and the Adviser. The Subadvisory Contract also terminates without payment of any penalty in the event of its assignment.

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In each of the foregoing cases, the vote of Fund shareholders is the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act.

A discussion regarding the basis for the Board’s approval of the Subadvisory Contract will be included in the Fund’s first annual or semiannual report to shareholders.

Management Fee and the Subadvisory Fee

Management Fee

The Management Contract provides for the Fund to pay a management fee to the Adviser, computed and paid monthly, at the annual rate of 2.90% of the Average Daily Net Assets of the Fund (the “Management Fee”). Under the Management Contract and the Subadvisory Contract, the “Average Daily Net Assets of the Fund” for each month are determined by taking an average of all of the determinations of such amount during such the month at the close of business on each business day during the month. The Management Fee is payable for each month within 15 business days after the end of such month.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any management fee to the Adviser.

Subadvisory Fee

The Subadvisory Contract provides for the Adviser (and not the Fund) to pay a subadvisory fee to the Subadviser, computed and paid monthly, at an annual rate of 1.90% of the Average Daily Net Assets of the Fund (as defined above).

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Adviser has not paid any subadvisory fees to the Subadviser.

Portfolio Management

Other Accounts Managed by the Portfolio Managers

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) (the “Other Accounts”) that the Fund’s portfolio managers managed as of [●], 2025. Except as noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Managers	Other SEC-Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Bill Powell	[●]	$[●]	[●]	$[●]	[●]	$[●]

The portfolio managers may have conflicts of interest in managing the Fund and the Other Clients, at least one of which invests in the same type of or similar securities as the Fund. For example, the portfolio managers may have conflicts of interest in allocating their time and activity between the Fund and the Other Clients. The portfolio managers may at times give advice or take action with respect to the Other Clients that differs from the advice given with respect to the Fund because of, among other things, differences between the Fund’s and the Other Clients’ investment policies and limitations, tax ramifications, available capital, and risk constraints. As a policy, the Subadviser and its affiliates will endeavor to allocate investment opportunities among its various client accounts—including the Fund—in a manner they believe to be as equitable as feasible, considering each account’s objectives, programs, limitations, and capital available for investment. This may mean that a particular opportunity available to the portfolio managers may not be allocated to the Fund, but to Other Clients.

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The Subadviser believes the above conflicts are mitigated to an extent because it has written policies and procedures regarding investment allocation intended to address the fair and equitable treatment of all accounts. The portfolio managers are obligated to adhere to these policies and procedures in their management of the Fund and the Other Clients. There is no guarantee, however, that the Fund will not be limited in its investment opportunities as a result of the portfolio managers’ management of Other Accounts.

Portfolio Manager Compensation

[The portfolio managers receive from the Adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Fund.]

Portfolio Manager Ownership of Fund Shares

The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

Code of Ethics

The Fund, the Adviser, and the Subadviser have each adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the respective codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

The codes of ethics of the Fund, the Adviser, and the Subadviser are each available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of these codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s venture capital investments in Portfolio Companies and investments in Portfolio Funds are not expected, in general, to convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment are anticipated to be substantially less than that encountered in connection with registered securities. The Fund may on occasion, however, receive notices or proposals from Portfolio Companies or Portfolio Funds seeking the consent of or voting by holders, and may also be solicited to vote on other matters relating to Fund investments.

The Board has delegated the voting of proxies and exercise of consent and similar rights with respect to securities held in the Fund’s portfolio to the Subadviser, pursuant to the Subadviser proxy voting policies and procedures, subject to oversight by the Adviser. Under these policies, the Subadviser will vote proxies, amendments, consents or similar resolutions related to Fund securities in the best interests of the Fund and its Shareholders. The Subadviser may also abstain from voting where it determines that abstaining from such vote is in the best interests of the Fund and its Shareholders.

A copy of the Subadviser’s proxy voting policies and procedures are attached as Appendix A to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available:

●	without charge, upon request, by calling the Fund toll-free at 1-888-577-7987; and

●	on the SEC’s website at www.sec.gov.

You may also obtain a free copy of the Adviser’s proxy voting policies and procedures by calling 1-888-577-7987.

Fund Expenses

The Management Contract provides for the Adviser to pay all of its ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties under the Management Contract, and the salaries or other compensation of the employees of the Adviser. The Subadvisory Contract similarly provides for the Subadviser to pay all of its ordinary and usual office overhead expenses in connection with the Subadviser’s performance of its duties under the Subadvisory Contract, including salaries and other compensation of the employees of the Subadviser. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

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In addition to the Management Fee, expenses borne directly by the Fund include, but are not limited to: (i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) Fund costs of borrowings; (ix) costs of any third parties retained to provide services to the Fund; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xvi) expenses of printing and mailing Fund prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xviii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and trustees with respect thereto.

The Fund is required to reimburse the Adviser and the Subadviser, as applicable, for any of the costs and expenses that are an obligation of the Fund that the Adviser or the Subadviser, as applicable, or one of their respective affiliates pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Expense Limitation Agreement

The Fund has entered into an Expense Limitation Agreement pursuant to which the [Adviser] has agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 4.90% of the Fund’s average daily net assets.

The [Adviser] is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the [Adviser] for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the [Adviser], whichever is lower.

This contractual expense limitation will remain in effect through [●], [●], the one-year anniversary of the date of this prospectus, unless terminated earlier by the Fund’s Board upon not less than 30 days’ written notice to the [Adviser].

Portfolio Transactions and Brokerage

Subject to policies established by the Board and the terms of the Subadvisory Contract, the Subadviser is currently responsible for arranging the execution of portfolio transactions on behalf of the Fund. The Subadviser anticipates that a substantial portion of the Fund’s purchases of securities will be made directly from the issuer in privately negotiated transactions (e.g., directly from Portfolio Companies and Portfolio Funds). Certain of these transactions may require the Fund to pay a fee or commission to a broker-dealer. The Subadviser may also engage broker-dealers and finders to source potential private investments.

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The Subadviser is also authorized to select broker-dealers to execute Fund transactions in publicly-traded securities. The Subadviser is not required and does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, execution capability, trading expertise, accuracy of execution, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Subadviser generally seeks reasonable trade execution costs, the Fund will not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Subadviser may select a broker based partly upon brokerage or research services provided to the Subadviser and the Fund. In return for such services, the Subadviser may cause the Fund to pay a higher commission than other brokers would charge if the Subadviser determines in good faith that the commission is reasonable in relation to the services provided.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, had not incurred any brokerage expenses or paid any brokerage fees.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Shares of any class of a fund. A “control person” generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of the date of this SAI, [the Adviser] owns [100]% of the outstanding Shares of the Fund, and may therefore be deemed to “control” the Fund. This ownership will fluctuate as other investors subscribe for Shares and as the Fund repurchases Shares in connection with the Fund’s periodic repurchase offers.

Custodian

[●] (the “Custodian”) serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or Subadviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [●].

Report of the Independent Registered Public Accounting Firm

[To come by Pre-Effective Amendment]

Financial Statements

[To come by Pre-Effective Amendment]

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Appendix A

PROXY VOTING POLICIES AND PROCEDURES

[To come by Pre-Effective Amendment]

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Part A:	None. The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization

Part B:	None. The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization

(2)	Exhibits

(a)	Agreement and Declaration of Trust*

(b)	Bylaws of Registrant*

(c)	Not applicable

(d)	Not applicable

(e)	Form of Dividend Reinvestment Plan*

(f)	Not applicable

(g)(1)	Form of Investment Management Agreement*

(g)(2)	Form of Subadvisory Agreement*

(h)	Not applicable

(i)	Not applicable

(j)	Form of Custody Agreement*

(k)	Form of Administrative Services Agreement*

(l)	Opinion and consent of Fund legal counsel*

(m)	Not applicable

(n)	Consent of independent registered public accounting firm*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant*

(r)(2)	Code of Ethics of the Investment Adviser*

(r)(3)	Code of Ethics of the Subadviser*

(s)	Powers of Attorney*

*	To be filed by amendment

Item 26	Marketing Arrangements

Not applicable.

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Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any):

SEC Registration fee	$[●]
Blue sky fees	$[●]
Printing expenses	$[●]
Accounting fees and expenses	$[●]
Legal fees and expenses	$[●]
Sales and marketing expenses	$[●]
Total:	$[●]

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Shares as of [●], 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	[●]

Item 30.	Indemnification

*	To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s Prospectus in the section titled “Fund Management.”

Item 32.	Location of Accounts and Records

The books, accounts and records of the Registrant required by Section 31(a) under the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained at the office of the Registrant at 2000 Central Ave., Boulder, Colorado 80301.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
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(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such, indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
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(7)	The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder in the State of Colorado on the 9th day of May, 2025.

The Champion Fund

By:	/s/ Jesse K Randall
Jesse K Randall
Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person in the capacities indicated on the 9th day of May, 2025.

Name	Capacity

/s/ Jesse K Randall	Initial Trustee